SANDALWOOD OPPORTUNITY FUND

A SERIES OF NORTHERN LIGHTS FUND TRUST

17605 Wright Street

Omaha, Nebraska 68130

March 3, 2017

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Proxy Statement because you own shares of the Sandalwood Opportunity Fund, a series of the Northern Lights Fund Trust. The Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”), after careful consideration, has approved the reorganization (the “Reorganization”) of the Sandalwood Opportunity Fund (the “Target Fund”), into the Deer Park Total Return Credit Fund (the “Survivor Fund”), which is also a series of the Trust. The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”. The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Survivor Fund”. The attached Combined Prospectus/Proxy Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization. You should review the Combined Prospectus/Proxy Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund both have the investment objective of seeking income and capital appreciation, and their principal investment strategies are similar. While the Funds use different investment techniques and allocations at times, both Funds primarily invest in fixed income debt securities and select securities to buy and sell based on the investment process utilized by their common investment adviser, Princeton Fund Advisors, LLC. Currently, the Funds are managed, at least in part, by the same portfolio managers. Both Funds invest, to varying degrees, in high yield (“junk”) debt securities and money market funds. As of January 17, 2017, the Target Fund had approximately 70% of its assets invested in high yield debt securities and 30% of its assets invested in money market funds while the Survivor Fund had approximately 78% of its assets invested in high yield debt securities and 22% of its assets invested in money market funds. We anticipate that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully in the Combined Prospectus/Proxy Statement. As a general matter, we believe that after the Reorganization, the Survivor Fund will provide you with the same investment objective to seek income and capital appreciation.

The Board has concluded that the Reorganization is in the best interests of each of the Fund and their respective shareholders. In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment objectives and strategies, the lower expense ratio for the Survivor Fund, and the terms and conditions of the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Board also considered that it is not anticipated that the Reorganization will have any tax consequences for shareholders. With respect to the Survivor Fund, the Board considered that the Reorganization is expected to result in operating efficiencies (e.g., certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses, will be spread across a larger asset base, thereby lowering the total expense ratio borne by shareholders of the Survivor Fund).

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about April 7, 2017 (the “Closing Date”). Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization. Shareholders who own Class A shares of the Target Fund will receive Class A shares of the Survivor Fund. Shareholders who own Class C shares of the Target Fund will receive Class C shares of the Survivor Fund. Shareholders who own Class I shares of the Target Fund will receive Class I shares of the Survivor Fund.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization. In addition, we do not expect the Reorganization to cause the shareholders of the Target Fund to recognize any federally taxable gains or losses.

If you have questions, please contact the Funds at 1-888-868-9501.

Sincerely,

Andrew Rogers, President

NORTHERN LIGHTS FUND TRUST

Sandalwood Opportunity Fund

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 7, 2017.

To the Shareholders of the Sandalwood Opportunity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Sandalwood Opportunity Fund (the “Target Fund”), a series of Northern Lights Fund Trust (“NLFT”), is to be held at 8:00 a.m. Eastern time on April 7, 2017, at
80 Arkay Drive, Hauppauge, New York.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Target Fund to the Deer Park Total Return Credit Fund (the “Survivor Fund”), a series of NLFT.

The transfer effectively would be an exchange of your shares of the Target Fund for shares of the Survivor Fund, which would be distributed pro rata by the Target Fund to holders of its shares in complete liquidation of the Target Fund, and the Survivor Fund’s assumption of the Target Fund’s liabilities.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Holders of record of the shares of beneficial interest in the Target Fund as of the close of business on December 13, 2016, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of NLFT,

Andrew Rogers

President

Northern Lights Fund Trust

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on April 7, 2017 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.proxyonline.com/docs/sandalwood/. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Proxy Statement.

Q.	What is this document and why did we send it to you?

A.	This is a Combined Prospectus/Proxy Statement that provides you with information about a plan of reorganization between the Sandalwood Opportunity Fund (the “Target Fund”) and the Deer Park Total Return Credit Fund (the “Survivor Fund”). Both the Target Fund and the Survivor Fund are series of the Northern Lights Fund Trust (the “Trust”). The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The Funds pursue identical investment objectives, to seek income and capital appreciation, and similar investment strategies. When the reorganization (the “Reorganization”) is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Proxy Statement because you own shares of the Target Fund as of December 13, 2016.

Q.       What are shareholders being asked to vote on at the upcoming Special Meeting on April 7, 2017?

A.	The Board of Trustees of the Trust (the “Board”) has called the Special Meeting at which you will be asked to vote on the Reorganization. If shareholders of the Target Fund do not vote to approve the Reorganization, the Board will consider other possible courses of action in the best interests of shareholders, including seeking shareholder approval of amended proposals.

Q.	Has the Board of Trustees approved the Reorganization?

A.	Yes, the Board has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Corporation (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders will be diluted as a result of the Reorganization. It is expected that the Target Fund will benefit from the Survivor Fund’s lower operating expense ratio and the possible operating efficiencies that may result from combining the assets of the Target Fund with the assets of the Survivor Fund.

Q.	Why is the Reorganization occurring?

A.	The Board has noted the Target Fund’s recent decline in assets and has determined that Target Fund shareholders may benefit from an investment in the Survivor Fund in the following ways:

(i)	Shareholders of the Target Fund will remain invested in an open-end fund that has greater net assets at the time of and following the Reorganization; and
(ii)	The Survivor Fund’s operating expense ratio is lower than that of the Target Fund and the combination of the both Funds’ assets is expected to result in operating efficiencies (e.g., certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses, will be spread across a larger asset base, thereby lowering the total expense ratio borne by shareholders of the Survivor Fund).

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive shares of the Survivor Fund of the same class as the shares you own of the Target Fund. An account will be created for each shareholder that will be credited with shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Survivor Fund than such shareholder held in the Target Fund prior to the Reorganization.

Although the Target Fund and Survivor Fund have similar objectives, each achieve their objectives with different strategies and investment in different portfolios of investments which may carry different risks. For more information about each Fund’s strategy and risks, please refer to the respective Fund’s current prospectus available at www.sandalwoodfund.com and www.deerparkfund.com.

Investment in the Survivor Fund includes investment in junk bonds. Investment in lower-quality debt securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. Both Funds invest, to varying degrees, in high yield debt securities and money market funds. As of January 17, 2017, the Target Fund had approximately 70% of its assets invested in high yield debt securities and 30% of its assets invested in money market funds while the Survivor Fund had approximately 78% of its assets invested in high yield debt securities and 22% of its assets invested in money market funds. As of its fiscal year ended September 30, 2016, the Target Fund had approximately 68% of its assets invested in money market funds and approximately 32% of its assets invested in high yield debt securities. The Target Fund has historically had significant exposure to money market funds from time to time. The Survivor Fund has historically invested a significant portion of its assets in high yield debt securities.

In anticipation of the Reorganization, the Target Fund sold four securities in its portfolio prior to the Reorganization. The securities sold were purchased for the Target Fund by Mid-Ocean Credit Management, L.P. (“Mid-Ocean”), one of the Target Fund’s subadvisers. Because Mid-Ocean is not and will not be a subadviser to the Survivor Fund, such securities were sold prior to the Reorganization. Such securities represented approximately 9% of the Target Fund’s net assets of its fiscal year ended September 30, 2016. The sale of such securities resulted in a capital loss of $199,819 for the Target Fund. The estimated transaction costs associated with the sale of such securities was approximately $14,000. The total costs of the Reorganization do not reflect these approximate transactional costs.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.	The Reorganization will not result in higher fees for shareholders. The Survivor Fund’s advisory fee and total operating expenses are lower than those of the Target Fund. Princeton will be paid an investment advisory fee equal to 1.84% of the Survivor Fund’s average daily net assets which is lower than the 2.55% advisory fee paid by the Target Fund. Estimated Other Expenses of the Survivor Fund are lower than those of the Target Fund. Each Fund’s Class A and Class C shares pay 0.25% and 1.00%, respectively in 12b-1 fees.

Princeton has contractually agreed to waive management fees and to make payments to limit Survivor Fund expenses, until at least January 31, 2018 so that the total annual operating expenses (exclusive of certain fees or expenses) do not exceed 2.24%, 2.99% and 1.99% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. The agreement excludes any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Trust officers and Trustees and contractual indemnification of Survivor Fund service providers (other than the adviser) from the expense limitation. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund with three years of such waiver and/or reimbursement if such recoupment can be achieved within the lesser of (1) the foregoing expense limits or (2) the then-current expense limits.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about April 7, or as soon as possible thereafter.

Q.	Who will pay for the Reorganization?

A.	The costs of the Reorganization will be borne by Princeton Fund Advisors, LLC, each Fund’s investment adviser.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	The Reorganization should not result in a tax consequence to Target Fund shareholders.

Q.	Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of April 7, 2017 will be exchanged for shares of the Survivor Fund.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q.	Are there differences in front-end sales loads or contingent deferred sales charges?

A.	No. Both the Target Fund and the Survivor Fund have the same front-end sales loads and contingent deferred sales charges.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Funds at 1-888-868-9501. You may also visit our website at www.deerparkfund.com.

Q.	What will happen if shareholders do not approve the Reorganization?

A.	If shareholders do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders, including liquidation of the Target Fund.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Northern Lights Fund Trust in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1)	ABC Corp. . . . . . . . . . . . . . . . . . . .	ABC Corp.
(2)	ABC Corp. . . . . . . . . . . . . . . . . . . .	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer . . . . . . . . . . . . .	John Doe
(4)	ABC Corp. Profit Sharing Plan . . . . . . . . .	John Doe, Trustee

Trust Accounts

(1)	ABC Trust . . . . . . . . . . . . . . . . . . . .	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . .	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
(2)	f/b/o John B. Smith, Jr. UGMA . . . . . . . . . . Estate of John B. Smith . . . . . . . . . . . . . .	John B. Smith John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on April 7, 2017 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.proxyonline.com/docs/sandalwood. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

COMBINED PROXY STATEMENT/PROSPECTUS FOR

SANDALWOOD OPPORTUNITY FUND, A SERIES OF NORTHERN LIGHTS FUND TRUST

Class A shares: PPFAX

Class I shares: PPFIX

Class C Shares: PPFCX

17605 WRIGHT STREET

OMAHA, NEBRASKA 68130

PROSPECTUS FOR

DEER PARK TOTAL RETURN CREDIT FUND, A SERIES OF NORTHERN LIGHTS FUND TRUST

Class A shares: DPFAX

Class I shares: DPFNX

Class C Shares: DPFCX

17605 WRIGHT STREET

OMAHA, NEBRASKA 68130

DATED MARCH 3, 2017

RELATING TO THE REORGANIZATION OF

SANDALWOOD OPPORTUNITY FUND

WITH AND INTO

DEER PARK TOTAL RETURN CREDIT FUND

EACH A SERIES OF NORTHERN LIGHTS FUND TRUST

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of Sandalwood Opportunity Fund (the “Target Fund”), a series of Northern Lights Fund Trust., a Delaware statutory trust (the “Trust”). As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Target Fund will be reorganized into the Deer Park Total Return Credit Fund (the “Survivor Fund”), also a series of the Trust (the “Reorganization”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund, at 80 Arkay Drive, Hauppauge, New York on April 7, 2017, at 8:00 a.m. Eastern Time. At the Special Meeting, shareholders of the Target Fund will be asked to consider and approve the Reorganization Agreement. A copy of the Reorganization Agreement is attached as Exhibit A.

The Target Fund and the Survivor Fund are each referred to herein as a “Fund”, and together, the “Funds.”  The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Survivor Fund.” For purposes of this Combined Prospectus/Proxy Statement, the terms “shareholder,” “you” and “your” may refer to the shareholders of the Target Fund.

Proposal

1.	Approval of the Reorganization Agreement that provides for: (i) the transfer of all of the assets and liabilities of the Target Fund in exchange for shares of the Survivor Fund; and (ii) the distribution of shares of the Survivor Fund so received to shareholders of the Target Fund.
2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Reorganization Agreement provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about April 7, 2017 (the “Closing Date”).

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders. The Survivor Fund pursues an investment objective identical to that of the Target Fund, income and capital appreciation, and the investment strategies of the Funds are similar. While the Funds use different investment techniques and allocations at times, both Funds primarily invest in fixed income securities and select securities to buy and sell based on the investment process utilized by their common investment adviser, Princeton Fund Advisors, LLC, see “Summary—Investment Objectives and Principal Investment Strategies” below.

At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund. Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in the liquidation of the Target Fund. Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will be terminated as a series of the Trust. As a result of the Reorganization a shareholder of the Target Fund will have a smaller percentage of ownership in the Survivor Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated March 3, 2017 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement. A copy of the Reorganization SAI is available upon request and without charge by contacting the Funds toll free at 1-888-868-9501.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	the Prospectus and the Statement of Additional Information related to the Target Fund, dated January 27, 2017;
•	the Prospectus and the Statement of Additional Information related to the Survivor Fund, dated January 27, 2017;
•	the Annual Reports to shareholders of the Target Fund and the Survivor Fund for the fiscal year ended September 30, 2016, which has previously been sent to shareholders of the Target Fund and the Survivor Fund; and
•	the Semi-Annual Reports to shareholders of the Target Fund and the Survivor Fund for the fiscal period ended March 31, 2016, which has previously been sent to shareholders of the Target Fund and the Survivor Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Reorganization SAI, as well as the Funds’ Prospectus, Statement of Additional Information and their annual and semi-annual reports, are available upon request and without charge by writing to the Funds at 17605 Wright Street, Omaha, Nebraska 68130 or by calling toll-free at 1-888-868-9501. They are also available, free of charge, at the Funds’ website at www.deerparkfund.com. Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

This combined prospectus/proxy statement is expected to be sent to shareholders on or about March 5, 2017.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

TABLE OF CONTENTS

SUMMARY	1

Investment Objectives and Principal Investment Strategies	2
Fees and Expenses	2
Portfolio Turnover	4
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
Federal Tax Consequences	4
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	4
Principal Investment Risks	5

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	5

Investment Objectives and Principal Investment Strategies	5
Comparison of Investment Objectives and Principal Investment Strategies	5
Fundamental Investment Policies	7
Risks of the Funds	8
Performance History	10
Management of the Funds	12
Portfolio Managers
Other Service Providers	13
Distribution and Shareholder Servicing Arrangements
Purchase, Exchange, Redemption, Transfer and Valuation of Shares
Distributions

FINANCIAL HIGHLIGHTS

INFORMATION RELATING TO THE REORGANIZATION	15

Description of the Reorganization	15
Reasons for the Reorganization	15
Federal Income Taxes	16
Expenses of the Reorganization	16
Continuation of Shareholder Accounts and Plans; Share Certificates	16
Legal Matters

OTHER INFORMATION	17

The Proxy	17
Voting Securities and Voting	17
Capitalization	17
Shareholder Information	18
Shareholder Rights and Obligations	19
Dividends, Capital Gains and Taxes
Shareholder Proposals

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1

EXHIBIT B: FINANCIAL HIGHLIGHTS	B-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The Target Fund commenced investment operations on November 29, 2012 and as of September 30, 2016 had $17,120,790 in net assets. The Survivor Fund commenced investment operations on October 16, 2015 and as of September 30, 2016 had $48,148,391 in net assets. The investment objective of each of the Target Fund and the Survivor Fund is to seek income and capital appreciation.

Princeton Fund Advisors, LLC (“Princeton”) is the investment adviser for the Funds and will serve as the investment adviser for the Survivor Fund. Deer Park Road Management Company, LP (“Deer Park”) is an investment sub-adviser for the Funds and will service as the investment sub-adviser for the Survivor Fund. Michael Craig-Scheckman, Chief Executive Officer and Scott Burg, Chief Investment Officer, of Deer Park are co-portfolio managers of both the Target Fund and the Survivor Fund, and they are expected to continue the day-to-day management of the Survivor Fund following the Reorganization. Greg Anderson, Managing Member of the adviser and John L. Sabre, Managing Member of Princeton also serve as co-portfolio managers of the Target Fund and are also expected to continue the day-to-day management of the Survivor Fund following the Reorganization.

The Reorganization.

The Proposed Reorganization. The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Plan of Reorganization provides for:

•	the transfer of substantially all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;
•	the distribution of such shares to the Target Fund’s shareholders; and
•	the termination of the Target Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because Princeton believes that it is in the best interests of each Fund’s shareholders if the Target Fund is merged with the Survivor Fund. In considering the potential merger, Princeton noted the recent decline in the Target Fund’s assets over the past year. Survivor Fund has an identical investment objective and similar investment strategies as the Target Fund. Following the Reorganization, the Survivor Fund shareholders are projected to have a generally lower gross annual operating expense ratio because certain fixed costs, such as legal expenses, audit fees, compliance expenses, accounting fees and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by the shareholders. As a result, Princeton believes Target Fund shareholders would benefit from becoming shareholders of the Survivor Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization. The determined that Survivor Fund would be the surviving fund due to its larger asset size and because, following the Reorganization, the Fund will manage its assets pursuant to the stated investment strategies of the Survivor Fund. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on September 20-21, 2016.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in a Survivor Fund with an identical investment objective and similar principal investment strategies;
•	The same adviser portfolio management team that currently manages both Funds and the same sub-adviser portfolio management team that manages a portion the Target Fund and all of the Survivor Fund is expected to manage the Survivor Fund following the closing of the Reorganization;
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•	The Survivor Fund resulting from the completion of the Reorganization is expected to achieve certain operating efficiencies from its larger net asset size;
•	The Survivor Fund, as a result of economies of scale, is expected to have a lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization;
•	The Reorganization is not expected to result in any tax consequence to shareholders;
•	The Funds and their shareholders will not bear any of the costs of the Reorganization; and
•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Investment Objectives and Principal Investment Strategies

The Funds have identical investment objectives and similar, though not identical, investment strategies. The Survivor Fund’s investment objective and principal investment strategies will be those of the Survivor Fund. See “Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies” below.

Each Fund’s investment objective is to seek income and capital appreciation. Both Funds normally invest in fixed income securities including asset-backed securities (“ABS”), residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Funds, at least in part, utilize a credit analysis-based strategy which combines fundamental research with a proprietary valuation process. Deer Park, as a sub-adviser to the Target Fund and sub-adviser to the Survivor Fund, seeks to identify and capitalize upon attractive investment opportunities in the MBS and ABS markets. In addition to the strategy pursued by Deer Park for the Target Fund, Princeton has engaged three other sub-advisers and one primary sub-adviser (“Additional Sub-Advisers”) to manage a portion of the Target Fund’s assets. Following the Reorganization, the Additional Sub-Advisers will not continue to manage any portion of the Fund’s assets. Both Funds invest a portion of their assets in “junk” bonds.

Both Funds invest, to varying degrees, in high yield (“junk”) debt securities and money market funds. As of January 17, 2017, the Target Fund had approximately 70% of its assets invested in high yield debt securities and 30% of its assets invested in money market funds while the Survivor Fund had approximately 78% of its assets invested in high yield debt securities and 22% of its assets invested in money market funds. As of its fiscal year ended September 30, 2016, the Target Fund had approximately 68% of its assets invested in money market funds and approximately 32% of its assets invested in high yield debt securities. The Target Fund has historically had significant exposure to money market funds from time to time.

The Survivor Fund is non-diversified which means its portfolio may focus on a limited number of investments and will be subject to the potential for greater volatility than a diversified fund, like the Target Fund.

For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds”, below. The fundamental investment policies applicable to each Fund are identical.

Fees and Expenses

        As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets. The Survivor Fund may incur certain transactional expenses after the Reorganization as a result of selling certain securities it acquires from the Target Fund.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The pro forma columns show expenses of the Survivor Fund as if the Reorganization had occurred on the last day of the Fund’s fiscal year ended September 30, 2016. The Annual Fund Operating Expenses table and Example tables shown below are based on the current expenses of both the Target Fund and the Survivor Fund. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

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Shareholder Fees (fees paid directly from your investment):

	Target Fund Class A shares	Survivor Fund Class A shares	Pro Forma Survivor Fund Class A shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None

Class C and Class I shares do not pay any sales charges.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Class A shares	Survivor Fund Class A shares	Pro Forma Survivor Fund Class A shares
Investment Advisory Fees	2.55%	1.84%	1.84%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other expenses Interest Expense Remaining Other Expenses	1.18% 0.56% 0.62%	0.49% 0.00% 0.49%	0.49% 0.00% 0.49%
Acquired Fund Fees and Expenses	0.04%	0.03%	0.03%
Total Annual Fund Operating Expenses	4.02%	2.61%	2.61%
Fee Waiver and/or Expense Reimbursement	(0.47)%[1]	(0.34)%[2]	(0.34)%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expenses Reimbursement	3.55%	2.27%	2.27%

	Target Fund Class C shares	Survivor Fund Class C shares	Pro Forma Survivor Fund Class C shares
Investment Advisory Fees	2.55%	1.84%	1.84%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other expenses Interest Expense Remaining Other Expenses	1.18% 0.56% 0.62%	0.49% 0.00% 0.49%	0.49% 0.00% 0.49%
Acquired Fund Fees and Expenses	0.04%	0.03%	0.03%
Total Annual Fund Operating Expenses	4.77%	3.36%	3.36%
Fee Waiver and/or Expense Reimbursement	(0.47)%[1]	(0.34)%[2]	(0.34)%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expenses Reimbursement	4.30%	3.02%	3.02%

	Target Fund Class I shares	Survivor Fund Class I shares	Pro Forma Survivor Fund Class I shares
Investment Advisory Fees	2.55%	1.84%	1.84%
Distribution and/or Service (12b-1) Fees	None	None	None
Other expenses Interest Expense Remaining Other Expenses	1.18% 0.56% 0.62%	0.49% 0.00% 0.49%	0.49% 0.00% 0.49%
Acquired Fund Fees and Expenses	0.04%	0.03%	0.03%
Total Annual Fund Operating Expenses	3.77%	2.36%	2.36%
Fee Waiver and/or Expense Reimbursement	(0.47)%[1]	(0.34)%[2]	(0.34)%[2]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expenses Reimbursement	3.30%	2.02%%	2.02%

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1.	Princeton Fund Advisors, LLC has contractually agreed to waive investment advisory fees and to make payments to limit Target Fund expenses, until January 31, 2018 so that the total annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of target Fund officers and Trustees and contractual indemnification of Target Fund service providers (other than the adviser)) do not exceed 2.95%, 3.70% and 2.70% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund with three years of such waiver and/or reimbursement if such recoupment can be achieved within the lesser of (1) the foregoing expense limits or (2) the then-current expense limits. This agreement may be terminated only by the Target Fund’s Board of Trustees, on 60 days written notice to Princeton Fund Advisors, LLC
2.	The Trust, on behalf of the Survivor Fund, has entered into an operating expense limitation agreement with the Survivor Fund’s adviser, pursuant to which Princeton Fund Advisors, LLC has contractually agreed to waive investment advisory fees and to make payments to limit Survivor Fund expenses, until March 31, 2018 so that the total annual operating expenses (exclusive of certain fees or expenses) do not exceed 2.24%, 2.99% and 1.99% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. The agreement excludes any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Survivor Fund officers and Trustees and contractual indemnification of Survivor Fund service providers (other than the adviser) from the expense limitation. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund with three years of such waiver and/or reimbursement if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. This agreement may be terminated only by the Survivor Fund’s Board of Trustees, on 60 days written notice to Princeton Fund Advisors, LLC.

EXAMPLES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 year	3 years	5 years	10 years
Target Fund	$912	$1,688	$2,480	$4,528
Survivor Fund	$792	$1,309	$1,852	$3,326
Pro Forma — Survivor Fund	$792	$1,309	$1,852	$3,326

Class C	1 year	3 years	5 years	10 years
Target Fund	$432	$1,394	$2,362	$4,500
Survivor Fund	$305	$1,309	$1,852	$3,326
Pro Forma — Survivor Fund	$305	$1,002	$1,721	$3,626

Class I	1 year	3 years	5 years	10 years
Target Fund	$333	$1,109	$2,905	$3,981
Survivor Fund	$205	$1,309	$1,852	$3,326
Pro Forma — Survivor Fund	$205	$704	$1,230	$2,670

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 75% of the average value of its portfolio, and the Survivor Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Federal Tax Consequences

It is expected that the Reorganization itself should be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Please see “Comparison of the Target Fund and Survivor Fund—Distribution and Shareholder Servicing Arrangements” and “ —Purchase, Exchange, Redemption, Transfer and Valuation of Shares” below for information regarding the purchase, exchange, redemption, transfer and valuation of shares.

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Principal Investment Risks

Because of their similar investment strategies, the primary risks associated with an investment in the Survivor Fund are similar to those associated with an investment in the Target Fund. Primary investment risks for both Funds include ABS, MBS, RMBS and CMBS Risk, credit risk, derivatives risk, fixed income risk, high-yield bond risk, issuer-specific risk, liquidity risk, management risk, market risk, and short-position risk. Additionally, the Survivor Fund also includes the following risks: defaulted securities risk, floating rate debt risk, hedging risk, leverage risk, non-diversified risk, and repurchase agreement risk. More information on each of these types of investment risk can be found under “Comparison of the Target Fund and Survivor Fund — Risks of the Funds” below.

Both Funds invest, to varying degrees, in high yield debt securities and money market funds. As of January 17, 2017, the Target Fund had approximately 70% of its assets invested in high yield debt securities and 30% of its assets invested in money market funds while the Survivor Fund had approximately 78% of its assets invested in high yield debt securities and 22% of its assets invested in money market funds. As of its fiscal year ended September 30, 2016, the Target Fund had approximately 68% of its assets invested in money market funds and approximately 32% of its assets invested in high yield debt securities. The Target Fund has historically had significant exposure to money market funds from time to time.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

Investment Objectives and Principal Investment Strategies

Target Fund. The investment objective of the Target Fund is income and capital appreciation

Survivor Fund. The investment objective of the Survivor Fund is income and capital appreciation

The Funds’ investment objectives are identical and their principal investment strategies are similar with respect to the portion of the Funds managed by Deer Park. While the Funds use different investment techniques and allocations at times, both Funds primarily invest in fixed income securities and select securities to buy and sell based, at least in part, based upon the Deer Park strategy. The table below compares the investment objectives and principal investment strategies of the two Funds:

Target Fund	Survivor Fund

Principal Investment Objective	Principal Investment Objective

The Fund seeks income and capital appreciation.	Same as Target Fund.

Principal Investment Strategies	Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in fixed income securities rated below investment grade using multiple event-driven, credit analysis-based, long/short credit, distressed debt, relative value and global strategies. Event-driven strategies seek to profit from pricing differences or inefficiencies among securities that may occur before or after a specific corporate event−bankruptcy, merger, acquisition or spinoff. Credit analysis-based strategies seek to profit from pricing differences or inefficiencies among debt securities of issuers that are in some sort of financial distress−credit quality downgrade, delinquency, default, restructuring, bankruptcy or relatively low financial performance. Distressed debt strategies seek returns from price improvement or recovery proceeds on debt securities of troubled issuers by anticipating improved fundamentals, acquisition by a stronger issuer, or liquidation proceeds in a reorganization, bankruptcy or foreclosure. Relative value strategies seek returns by long/short investments that seek to exploit disparities in pricing relationships between instruments with similar characteristics. Global strategies seek investment opportunities, long or short, throughout the world by focusing on economic trends and opportunities in securities markets. Each type of strategy may employ risk-reducing hedging techniques using short selling, futures contracts, options or credit-default swaps and total return swaps. The Fund may invest in fixed income securities with restrictions as to maturity or duration.

The Fund seeks to achieve its investment objective by investing primarily in asset-backed debt securities (“ABS”), which are predominantly backed by mortgages on real estate. Such mortgage-backed securities (“MBS”) include non-agency residential mortgage-backed securities (“RMBS”) and non-agency commercial mortgage-backed securities (“CMBS”) that are rated below investment grade, or not rated. The Fund may also invest in other types of asset-backed or debt securities. These investments may include securities rated as “Senior Alt-A” or “subprime”, which may present higher risk of default than securities rated as “prime”, but which the sub-adviser believes are undervalued. Investments rated below investment grade are also known as “junk bonds”. By using proprietary fundamental analysis and modeling key variables, the portfolio managers seek investments expected to provide steady and substantial cash flows. The Fund may invest in fixed income securities with restrictions as to maturity or duration.

The Fund will typically invest in both fixed and floating rate ABS, MBS, RMBS and CMBS securities, although the ratio between the two will vary from time-to-time,

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The Fund defines fixed income securities as bills, notes, debentures, bonds, loans or loan participations, asset-backed securities (“ABS”), residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund defines equity securities as common stock, preferred stock, or debt that is convertible into common stock. The Fund invests without restriction as to issuer capitalization, country, credit quality and without restriction as to the maturity of fixed income securities. The Fund plans to invest in fixed income securities rated below investment grade. In addition to executing these strategies directly, the Fund may also invest in securities of closed-end funds, mutual funds, limited liability companies or limited partnerships (“Underlying Funds”) that each invest using one or more of the strategies described above.

The Fund, through its sub-adviser Deer Park, invests primarily in Senior Alt-A and Subprime RMBS. In addition it may also invest in CMBS or other asset-backed securities. Most, if not all of these investments are non-rated or non-investment grade. Its investments include deep value, high cash flow, short duration RMBS.

depending upon market conditions and available investment opportunities. Investments will include deep value, high cash flow, short duration RMBS. The Fund invests without restriction as to issuer capitalization, country, credit quality and the maturity of fixed income securities. The Fund may employ risk-reducing hedging techniques using short selling, futures contracts, options, repurchase agreements, or credit-default swaps and total return swaps.

The Fund does not invest securities of closed-end funds, mutual funds, limited liability companies or limited partnerships in pursuing its principal investment strategies.

The Fund’s adviser and primary sub-adviser manage the Fund’s portfolio and determine which specific strategies to utilize at any given time and the Fund’s adviser delegates management of portions of the Fund’s portfolio to at least 3 sub-advisers, each of which has a specific strategy expertise. The adviser and the primary sub-adviser work together to identify prospective sub-advisers. The adviser also retains final authority with respect to the selection of a specific strategy or sub-adviser and any sub-adviser’s selection of specific securities if it believes an investment or allocation is not consistent with the Fund’s investment guidelines. The adviser and the primary sub-adviser are responsible for ongoing performance evaluation and monitoring of all sub-advisers. As of September 30, 2016, Sandalwood directly managed approximately 70% of the Target Fund assets and Deer Park managed approximately 30% of the Target Fund’s assets.	The Fund’s adviser has delegated management of the Fund’s portfolio to a sub-adviser. However, the adviser sets the Fund’s investment objective, has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, and retains final authority with respect to the Fund’s portfolio if it believes an investment is not consistent with the Fund’s investment guidelines and restrictions. The adviser is also responsible for ongoing performance evaluation, monitoring, and due diligence with respect to the sub-adviser.

The adviser’s investment process combines risk management, due diligence, experienced portfolio construction, and portfolio monitoring. The adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio. A summary of the adviser’s process is as follows:

· Setting the Fund’s overall investment objective

· Assisting the primary sub-adviser in the identification of existing and potential sub-advisers

· Monitoring and evaluating the performance of the sub-advisers, including their compliance with the investment objectives, policies, and restrictions of the Fund

· Implementing procedures to ensure that the sub-advisers comply with the Fund’s investment objective, polices and restrictions

The adviser monitors all sub-advisers to assure that investments that are made are consistent with the Fund’s strategy and to manage portfolio-level risk and would implement any investment in Underlying Funds recommended by Sandalwood Securities, Inc. (“Sandalwood”).

The adviser’s investment process combines risk management, due diligence, experienced portfolio construction, and portfolio monitoring. Portfolio design begins with the establishment of objectives for precise, quantifiable measures of risk, such as standard deviation of monthly returns. The adviser’s research team combines quantitative and qualitative research in its evaluation of the strategies to be executed by the sub-adviser. The adviser then monitors strategies, as-executed, for investment performance and achievement of risk objectives. The adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio. A summary of the adviser’s process is as follows:

· Setting the Fund’s overall investment objective

· Monitoring and evaluating the performance of the sub-adviser, including its compliance with the investment objectives, policies, and restrictions of the Fund

· Implementing procedures to ensure that the Fund complies with its investment objective, polices and restrictions

· Initial and on-going due diligence with respect to the sub-adviser

The adviser monitors the sub-adviser to assure that investments that are made are consistent with the Fund’s strategy. The adviser will also monitor portfolio-level risk.

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Sandalwood serves as the Fund’s primary sub-adviser. Sandalwood engages in a due diligence process to review the quality of each potential sub-adviser prior to its initial investment and will conduct “follow-up” due diligence on an ongoing basis. Sandalwood will make a detailed evaluation of each sub-adviser’s past performance, current investment strategy, assets under management, research capabilities, management experience and other factors. A strong performance record is usually a prerequisite to the selection of any sub-adviser.

Sandalwood recommends sub-advisers or investments in Underlying Funds to execute specific event-driven, credit analysis-based, long/short credit, distressed debt, convertible arbitrage, relative value, global strategies or equity long/short.

Sandalwood may recommend the termination of a sub-adviser when performance is lower than expected, it believes the sub-adviser is no longer satisfactory because of a change in management or risk controls, or it finds another sub-adviser it believes to be more attractive.

Will not employ this sub-adviser.

MidOcean Credit Fund Management, L.P. (“MidOcean”). MidOcean’s investment team sources new investment opportunities by utilizing a relative value strategy to identify investment opportunities in the crossover credit space (generally, credits rated B- to BBB+). The investment team monitors secondary market activity, creates asset screens to identify attractive investment opportunities, and invites reverse inquiries from its trading partners. Preliminary due diligence is conducted by individual members of MidOcean’s investment team and includes a review of the company’s fundamental credit risk profile, the structure of the investment instrument (i.e., security analysis), the instrument’s liquidity, and present market technicals for best price execution.	Will not employ this sub-adviser.

The Fund is diversified.	The Fund is non-diversified.

Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

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5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The Funds have adopted the following investment restriction with respect to loans. It may not be changed without approval by a “majority of the outstanding shares” of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Target Fund. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Survivor Fund. Loans. The Fund will not make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) engaging in repurchase agreements, and (d) by loaning portfolio securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

The Survivor Fund’s fundamental investment policies will control following the Reorganization.

Risks of the Funds

The following are the principal investment risks involved in an investment in both Funds:

ABS, MBS, RMBS and CMBS Risk: ABS, MBS, RMBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Derivatives Risk: The Fund may use futures, options, credit default swaps and total return swaps to increase the Fund’s returns or hedge against market or security-specific declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are

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highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. Because option premiums paid or received are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Fixed Income Risk: Because the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments; or the debtor may pay its obligation later than expected, reducing the returns earned by an investment). During periods of sustained rising rates, fixed income risks may be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

High Yield (Junk) Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price and junk bonds are considered speculative.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain holdings of the Survivor Fund, such as non-agency MBS securities, may have greater levels of liquidity risk than agency MBS securities, even though such securities held by the Survivor Fund are considered to be liquid.

Management Risk: The sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results. Additionally, the adviser’s judgments about the potential performance of a sub-adviser may also prove incorrect and may not produce the desired results.

Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the equity and fixed income securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Short Position Risk: The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

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The following are additional principal investment risks involved in an investment in the Survivor Fund:

Defaulted Securities Risk: Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative as are junk bonds in general.

Floating Rate Debt Risk: Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in the Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. This contrasts with the Fund’s investments in fixed rate instruments, where a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Hedging Risk: Hedging is a strategy in which the Fund uses short selling, an option, swap, or repurchase agreement to offset the risks associated with other Fund holdings. As a result of certain strategies designed to mitigate market risk, the Fund may not participate as fully in positive markets because of these strategies and each strategy could negatively impact the Fund. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Leverage Risk: Using derivatives can create leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Non-Diversified Risk: The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of securities or investments than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the same securities or in investments that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Repurchase Agreement Risk: The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by such securities dealer or bank, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement.

Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund’s performance for each year since inception and each Fund’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. Each Fund’s past performance does not necessarily indicate how it will perform in the future. To obtain performance information up to the most recent month end, call toll free 1-888-868-9501.

Target Fund

Class I Annual Total Return for Calendar Years Ended December 31

Best Quarter:	1st Quarter 2013	5.35%
Worst Quarter:	2nd Quarter 2016	(9.55)%

During the period shown in the bar chart, the Target Fund’s highest return for a quarter was 5.35%. That was the quarter ended March 31, 2013. The lowest return for a quarter was (9.55)%. That was for the quarter ended June 30, 2016.

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Average Annual Total Returns As of December 31, 2016	1 Year	Since Inception (11/29/12)
Class I shares
Return before taxes	(13.11)%	(2.42)%
Return after taxes on distributions	(15.22)%	(3.93)%
Return after taxes on distributions and sale of Fund shares	(7.35)%	(2.40)%
Class A shares
Return before taxes	(18.27)%	(4.06)%
Class C shares
Return before taxes	(13.89)%	(8.22)%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.97%	1.65%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After-tax returns for Class A shares are not shown and would differ from those of Class I shares. Returns for Class A shares include the maximum sales charge of 5.75%.

Survivor Fund

Best Quarter:	3rd Quarter 2016	4.51%
Worst Quarter:	1st Quarter 2016	1.11%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2016)

	One Year	Life of Fund (inception 10-16-15)
Class I shares
Return before taxes	11.07%	11.48%
Return after taxes on distributions	8.57%	9.33%
Return after taxes on distributions and sale of Fund shares	6.20%	7.75%
Class A shares
Return before taxes	4.48%	5.83%
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.97%	1.74%

The accounting survivor of the Reorganization will be the Survivor Fund. As such, the Survivor Fund will continue the performance history of the Survivor Fund after the closing of the Reorganization.

Description of Benchmark Index Used by the Funds

The Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Index return assumes reinvestment of interest. Investors may not invest in the Index directly; unlike the Fund’s returns the Index does not reflect any fees or expenses.

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Management of the Funds

Adviser

Princeton Fund Advisors, LLC (“Princeton”), 1580 Lincoln Street, Suite 680, Denver, CO 80203, serves as investment adviser to each Fund. Subject to the authority of the Board of Trustees, the adviser is responsible for management of each Fund’s investment portfolio through the sub-adviser(s). The adviser is responsible for selecting and managing each Funds’ sub-advisers and assuring that investments are made according to the Funds’ investment objective, policies and restrictions. Additionally, the adviser is responsible for conducting initial and ongoing independent evaluation of the Funds’ sub-adviser(s). The adviser was established in 2011 for the purpose of advising individuals and institutions. As of December 31, 2016, the adviser had approximately $1.008 billion in assets under management. Greg D. Anderson and John L. Sabre of Princeton, are responsible for the adviser’s oversight role with respect to the Funds. Pursuant to an advisory agreement between the Trust and the Adviser with respect to the Funds, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund’s average daily net assets.

Fund	Management Fee
Sandalwood Opportunity Fund (Target Fund)	2.55%
Deer Park Total Return Credit Fund (Survivor Fund)	1.84%

The Survivor Fund will have an annual advisory fee equal to 1.84% of its average daily net assets.

For the fiscal year ended September 30, 2016, the Adviser received 2.09% of the Target Fund’s and 0.87% of the Survivor Fund’s average daily net assets in advisory fees. A discussion regarding the basis for the Board of Trustees approving the advisory agreement is made available in each Fund’s Annual Report.

Adviser Portfolio Managers

Greg D. Anderson, Manager and Chief Investment Officer

Prior to founding Princeton Fund Advisors, LLC in 2011 and certain affiliates, including Mount Yale Capital Group, LLC in 2003 and Mount Yale Asset Management in 1999, Mr. Anderson was a Senior Vice President and Managing Director of Investment Manager Search, Evaluation, and Due Diligence at Portfolio Management Consultants, Inc. Mr. Anderson was previously employed with Deloitte & Touche where he specialized in the areas of estate planning, health care and non-profit organizations, and tax and personal finance planning for high net worth individuals. Mr. Anderson holds a B.A. degree from Hamline University in Minnesota and a J.D. from the University of Minnesota School of Law. Mr. Anderson is a Certified Public Accountant (inactive).

John L. Sabre, Manager and Chief Executive Officer

Prior to founding Princeton Fund Advisors, LLC in 2011 and certain affiliates, including Mount Yale Capital Group, LLC in 2003, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

Sub-Adviser

Deer Park Road Management Company, LP, 1865 Ski Time Square, Suite 102, Steamboat Springs, CO 80477, is a Delaware limited partnership which provides investment services to the Fund, institutional investors, and other pooled investment vehicles, and has approximately $1.862 billion in assets under management as of August 31, 2016. Pursuant to a sub-advisory agreement between Princeton and Deer Park with respect to the Funds, Deer Park is entitled to receive, on a monthly basis, an annual sub-advisory fee as follows:

Fund	Sub-Advisory Fee
Sandalwood Opportunity Fund (Target Fund)	1.125% of the Fund assets subadvised
Deer Park Total Return Credit Fund (Survivor Fund)	70% of the management fee, net of any expense limitation waiver

Princeton will pay Deer Park a sub-advisory fee of 70% of its management fee, net of any expense limitation waiver for its services to the Survivor Fund.

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Sub-Adviser Portfolio Managers

Michael Craig-Scheckman, Chief Executive Officer of Deer Park Road Management Company, LP

Mr. Scheckman has been in the investment business for over 30 years and has over 20 years’ experience in the distressed MBS/ABS field. Mr. Craig-Scheckman worked for Millennium Partners from 1993 through 2010. He has run Deer Park Road Management Company, LP and its predecessor firm (Deer Park Corporation) from July 2003 until the present. Mr. Craig-Scheckman earned a BA in Physics at Queens College, New York, in 1975 and a MA in Physics at Columbia University, New York, in 1977.

Scott Burg, Chief Investment Officer of Deer Park Road Management Company, LP

Mr. Burg has over 8 years’ experience valuing and analyzing mortgage and asset-backed securities. Prior to joining the sub-adviser’s predecessor firm in 2010, he was a Principal at General Capital Partners, focused on advising middle market companies in distressed situations. Previously, he was at Pursuit Partners, a $500 million fixed income hedge fund where his focus was on analyzing ABS opportunities. Prior to this position, Mr. Burg founded Clayton IPS’s ABS pricing division, a world-wide leader of valuation for difficult to price assets. Mr. Burg received his MBA from Daniels School of Business at the University of Denver in 2007, and a B.S. in Finance from the University of Colorado in 2001.

Other Service Providers

The Funds use the same service providers. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 serves as the principal underwriter and national distributor for the shares of each Fund. Gemini Fund Services, LLC, which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for each Fund. MUFG Union Bank, N.A. is each Fund’s custodian. Information about the Funds’ distributor, administrator and accounting agent, and custodian can be found in the Funds’ Statement of Additional Information under “Fund History”. The Funds pay fees to the accounting agent and also reimburse the accounting agent for out-of-pocket expenses, subject to certain limitations, that are incurred by the accounting agent in performing its accounting agent duties under its agreement with the Funds.

Survivor Fund. Following the Reorganization, the Funds’ current service providers will serve the Survivor Fund.

Purchase, Redemption and Pricing Of Fund Shares

The procedures for the purchase, redemption and pricing of Class A, Class C and Class I shares of the Target Fund and the Survivor Fund are identical. Additional information about the purchase, redemption and pricing of the Fund’s shares can be found in each Fund’s prospectus.

Each Fund offers Class A, Class C and Class I shares. The main difference between each class are the sales charges and ongoing fees and minimum investment amounts. The Class A shares pay a sales charge of up to 5.75%; Class A and Class C shares pay an annual fee of up to 0.25% and 1.00% respectively, for distribution expenses pursuant to a Plan under Rule 12b-1. Each class of shares of a Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Each Fund prices purchases based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after your order is received. The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Frequent Purchases And Redemption Of Fund Shares

Each Fund discourages and does not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds’ Board has also approved a 1.00% early redemption fee on shares held less than 30 days. Redemption fees are paid to the respective Fund’ and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

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The Funds currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy;”
•	Reject or limit specific purchase requests;
•	Reject purchase requests from certain investors; and
•	Charge a redemption fee for shares held less than 30 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seeks to make judgments and applications that are consistent with the interests of each Funds’ shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into a Fund.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that each Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While each Fund will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in a Fund, a Fund is limited in its ability to monitor the trading activity or enforce the Funds Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Dividends, Distributions And Taxes

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

Each Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares. The Statement of Additional Information also has more information regarding the tax status of the Funds.

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FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is September 30. The financial highlights of the Target Fund and the Survivor Fund are included with this Combined Prospectus/Proxy Statement as Exhibit B.

The financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended September 30, 2016, which have been audited by RSM US LLP, the Funds’ independent registered public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Target Fund and Survivor Fund for the six months ended March 31, 2016, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 17605 Wright Street, Omaha, Nebraska 68130, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Proxy Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the Closing Date (as defined in Exhibit A) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly-opened accounts on the books of Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions including the receipt by the Trust of a tax opinion to the effect that the Reorganization should be tax-free to the Target Fund and its shareholders. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Trust determines the Reorganization is inadvisable. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	After the Reorganization, shareholders will be invested in a Survivor Fund with an identical investment objective and similar principal investment strategies;
•	The portfolio management team that is expected to manage the Survivor Fund following the closing of the Reorganization currently manages all or a significant portion of each Fund;
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•	The Survivor Fund resulting from the completion of the Reorganization is expected to achieve certain operating efficiencies from its larger net asset size;
•	The Survivor Fund, as a result of economies of scale is expected to have a lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization;
•	The Reorganization is not expected to result in any tax consequence to the shareholders of the Target Fund;
•	The Funds and their shareholders will not bear any of the costs of the Reorganization; and
•	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust will receive an opinion of counsel that the Reorganization should so qualify. If so, neither the Target Fund nor its shareholders should recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received should be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested, and the opinion of counsel will not be binding on the Internal Revenue Service. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization. Prior to the closing of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of September 30, 2016, the Target Fund had unutilized federal tax short-term and long-term capital loss carryforwards of $1,882,945 and $366,032, respectively, which may be carried forward indefinitely. Capital loss carryforwards may be used to offset future capital gains, subject to applicable restrictions under the Code.

The final amount of unutilized capital loss carryover for the Target Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund. The Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of shareholders.

Expenses of the Reorganization

The costs of the Reorganization will be borne by Princeton Fund Advisors, LLC. Such costs are expected to be approximately $15,000. Transaction expenses related to the sale of certain securities acquired by the Survivor Fund as a result of the Reorganization are expected to be immaterial.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

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OTHER INFORMATION

The Proxy

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Reorganization and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement/Prospectus. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

Voting Securities and Voting

As of the Record Date, 6,539,149 shares of beneficial interest of the Target Fund were issued and outstanding.

All shareholders of record of the Target Fund on the Record Date are entitled to vote at the Meeting on Proposal 1. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Target Fund is required for the approval of the Reorganization. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Target Fund means the vote of (1) 67% or more of the voting shares of the Target Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Target Fund, whichever is less. For Proposal 1, the presence at the Meeting of holders of a majority of the outstanding shares the Target Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal 1 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposal 1 may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Capitalization

The following table sets forth, as of September 30, 2016: (a) the audited capitalization of each Fund, which has been derived from the Funds’ financial statements for the fiscal year ended September 30, 2016, which have been audited by RSM US LLP, independent registered public accounting firm and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Survivor Fund that actually will be received by Target Fund shareholders.

Fund	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund Class A	$1,582,055	217,003	$7.29
Target Fund Class C	$2,241,515	302,833	$7.40
Target Fund Class I	$13,297,220	1,824,505	$7.29

Survivor Fund Class A	$14,493,101	1,362,154	$10.64
Survivor Fund Class C	-	-	-
Survivor Fund Class I	$33,655,290	3,161,209	$10.65

Pro Forma Share Adjustment
Class A		(68,334)
Class C		(92,144)
Class I		(577,028)

Pro Forma - Survivor Fund
Survivor Fund Class A	$16,075,156	1,510,823	$10.64
Survivor Fund Class C	$2,241,515	210,689	$10.64
Survivor Fund Class I	$46,952,510	4,408,686	$10.65

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Shareholder Information.

As of the Record Date, there were 6,539,149 shares of the Survivor Fund outstanding. None of the Directors or officers of the Corporation directly owned shares of the Survivor Fund. As of the Record Date, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Class Shares Owned
CLASS A
RBC Attn: Mutual Fund Ops Manager 60 South Sixth Street Minneapolis, MN 55402	70,883	35.59%
LPL Financial 4707 Executive Drive San Diego, CA 92121	15,645	7.85%

CLASS C
RBC Attn: Mutual Fund Ops Manager 60 South Sixth Street Minneapolis, MN 55402	158,611	65.40%
NFS FBO Robert Swanson 5507 Pegasus Court Mebane, NC 37302	15,483	6.38%

CLASS I
RBC Attn: Mutual Fund Ops Manager 60 South Sixth Street Minneapolis, MN 55402	381,686	32.30%

Pershing LLC PO Box 2052 Jersey City, NJ 07303	196,213	16.61%
Charles Schwab & Co. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	97,511	8.25%
Briggs 3251 106th SE Bellevue WA 98004	62,349	5.28%

As of the Record Date, there were 8,323,510 shares of the Target Fund outstanding. None of the Trustees or officers of the Fund directly owned shares of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Class Shares Owned
CLASS A
Pershing LLC PO Box 2052 Jersey City, NJ 07303	1,149,535	64.42%

Charles Schwab & Co. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	283,094	15.87%

CLASS I
Charles Schwab & Co. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	2,653,415	40.58%

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LPL Financial 4707 Executive Drive San Diego, CA 92121	792,011	12.11%

TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103	623,366	9.53%

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a statutory trust organized under the laws of the state of Delaware. Under the Trust’s declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 17605 Wright Street, Omaha, Nebraska 68130. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

19

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [ ], 2016, among NORTHERN LIGHTS FUND TRUST., a Delaware trust, with its principal place of business at 17605 Wright Street, Omaha, Nebraska 68130 (the “Trust”), on behalf of Sandalwood Opportunity Fund, a series of the Trust (the “Target Fund”) and on behalf of Deer Park Total Return Credit Fund, a series of the Trust (the “Survivor Fund”); and, solely for purposes of paragraph 6, Princeton Fund Advisors, LLC, adviser to the Target Fund and Survivor Fund (“Adviser”). (each Target Fund and Survivor Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Trust of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of the Trust (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for (a) shares of beneficial interest of the Survivor Fund (“Survivor Fund Shares”), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund, and (2) the subsequent distribution of the corresponding Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Target Fund (the “Target Fund Shares”) in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target Fund and its corresponding Survivor Fund being referred to herein collectively as a “Reorganization”).

The Trust’s board of trustees (the “Board”), in each case including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Trust, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target Fund’s issued and outstanding shares are divided into three classes: Class A shares, Class C shares and Class I shares (“Target Fund Class A Shares”, “Target Fund Class C Shares” and Target Fund Class I Shares, respectively, and together, “Target Fund Shares”). Survivor Fund’s issued and outstanding shares are also divided into three classes of shares: Class A shares, Class C shares and Class I shares (“Survivor Fund Class A Shares”, “Survivor Fund Class C Shares” and “Survivor Fund Class I Shares”, respectively, and together, “Survivor Fund Shares”).

In consideration of the mutual promises contained herein, the parties agree as follows:

1.        PLAN OF REORGANIZATION AND TERMINATION

1.1.        Subject to the requisite approvals and the terms and conditions set forth herein, Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Survivor Fund. In exchange therefor, Survivor Fund shall:

(a)	issue and deliver to Target Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place): (1) Survivor Fund Class A Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Target Fund Class A Shares then outstanding; (2) Survivor Fund Class C Shares having an aggregate NAV equal to the aggregate NAV of all full and fractional Target Fund Class C shares then outstanding; and (3) Survivor Fund Class I Shares having an aggregate NAV equal to the aggregate NAV of all full and fractional Target Fund Class I shares then outstanding;

(b)	assume all of Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2        The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target Fund’s books at that time.

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1.3        The Liabilities shall consist of all of Target Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6).

1.4        At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute the Survivor Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent opening accounts on Survivor Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Survivor Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Survivor Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Target Fund Class A Shares shall be credited with the respective pro rata number of Survivor Fund Class A Shares due that Shareholder, the account for each Shareholder that holds Target Fund Class C Shares shall be credited with the respective pro rata number of Survivor Fund Class C Fund Shares due that Shareholder and the account for each Shareholder that holds Target Fund Class I Shares shall be credited with the respective pro rata number of Survivor Fund Class I Fund Shares due that Shareholder). The aggregate NAV of Survivor Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Fund Shares that Shareholder owned at the Effective Time.

1.5	(a) The value of the Target Fund’s net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Target Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b)	For purposes of the Reorganization, the net asset value per share of the Survivor Fund Shares shall be equal to the Survivor Fund’s net asset value per share computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund’s prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(c)	All computations of value and NAV shall be made by Gemini Fund Services, LLC, accounting agent for the Funds, in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6        Any transfer taxes payable on the issuance and transfer of Survivor Fund Shares in a name other than that of the registered holder on Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7        Any reporting responsibility of Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that Survivor Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8        After the Effective Time, Target Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Survivor Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Target Fund shall be terminated as a series of Trust and (b) Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Target Fund’s complete dissolution.

2.        CLOSING AND EFFECTIVE TIME

2.1        Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about [ ], 2016 (“Effective Time”). The Closing shall be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

2.2        Trust shall direct the custodian of Target Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to Survivor Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target Fund to Survivor Fund, as reflected on Survivor Fund’s books immediately after the Effective Time, does or will conform to that information on Target Fund’s books immediately before the Effective Time.

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2.3        Trust shall direct its transfer agent to deliver at the Closing (a) to Trust, a Certificate (1) verifying that Target Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Target Fund Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on Survivor Fund’s shareholder records in the names of the Shareholders and (b) to Trust, a confirmation, or other evidence satisfactory to Trust, that the Survivor Fund Shares to be credited to Target Fund at the Effective Time have been credited to Target Fund’s account on those records.

2.4        Trust shall deliver to Trust and Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Target Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Target Fund.

2.5        At the Closing, the Trust shall deliver, on behalf of each Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.         REPRESENTATIONS AND WARRANTIES

3.1         Trust, on Target Fund’s behalf, represents and warrants as follows:

(a)	Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)	Target Fund is a duly established and designated series of Trust;
(c)	The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)	At the Effective Time, Trust will have good and marketable title to the Assets for Target Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Survivor Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
(e)	Trust, with respect to Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust’s Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Trust, on Target Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on Target Fund’s behalf, is a party or by which it is bound;
(f)	At or before the Effective Time, either (1) all material contracts and other commitments of Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or Survivor Fund’s assumption of any liabilities of Target Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust, with respect to Target Fund or any of its properties or assets attributable or allocable to Target Fund, that, if adversely determined, would materially and adversely affect Target Fund’s financial condition or the conduct of its business; and Trust, on Target Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;
(h)	Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended September 30, 2016, have been audited by RSM US LLP an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, Target Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;
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(i)	Since September 30, 2016, there has not been any material adverse change in Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Fund Share due to declines in market values of securities Target Fund holds, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by its shareholders shall not constitute a material adverse change;
(j)	All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;
(k)	Target Fund is classified as an association that is taxable as a corporation, for federal tax purposes; Target Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), Target Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated Trust (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(l)	All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target Fund’s shareholder records, as provided in paragraph 2.3; and Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;
(m)	Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n)	Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(o)	Not more than 25% of the value of Target Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;
(p)	Target Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(q)	The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(r)	The Declaration of Trust permit Trust to vary its shareholders’ investment; Trust does not have a fixed pool of assets; and each series thereof (including the Target Fund) is a managed portfolio of securities, and Adviser has the authority to buy and sell securities for the Target Fund;
(s)	Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to Trust;
(t)	The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;
(u)	At the Closing, at least 33 1/3% of Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund, and Target Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold. Target Fund did not enter into any line of business as part of the plan of reorganization;
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(v)	To the best of the knowledge of Target Fund’s management, (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;
(w)	During the five-year period ending on the Closing Date, neither Target Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to Target Fund will have (i) acquired Target Fund Shares with consideration other than Survivor Fund Shares or Target Fund Shares, except in the ordinary course of Target Fund’s business as an open-end Trust pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Target Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of Target Fund, and (B) distributions described in sections 852 and 4982 of the Code as required to ensure Target Fund’s continuing qualification as a regulated investment company and to avoid the imposition of fund-level tax; and
(x)	There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.2        Trust, on Survivor Fund’s behalf, represents and warrants as follows:

(a)	Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Delaware (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)	Survivor Fund is a duly established and designated series of Trust.
(c)	The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)	All issued and outstanding Survivor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Survivor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Survivor Fund Shares, nor are there outstanding any securities convertible into any Survivor Fund Shares. All of the Survivor Fund Shares to be issued and delivered to Trust, for the account of the Target Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Survivor Fund Shares and be fully paid and non-assessable by Trust;
(e)	No consideration other than Survivor Fund Shares (and Survivor Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)	Trust, with respect to Survivor Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust’s Declaration of Trust, or any Undertaking to which Trust, on Survivor Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on Survivor Fund’s behalf, is a party or by which it is bound;
(g)	No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust, with respect to Survivor Fund or any of its properties or assets attributable or allocable to Survivor Fund, that, if adversely determined, would materially and adversely affect Survivor Fund’s financial condition or the conduct of its business; and Trust, on Survivor Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Survivor Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;
(h)	Survivor Fund is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes; Survivor Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), Survivor Fund has met (and for that year will meet) the requirements of Part I of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, Survivor Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Survivor Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;
A-5

(i)	There is no plan or intention for Survivor Fund to be dissolved or merged into another statutory or business trust or a Trust or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(j)	Assuming the truthfulness and correctness of Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of Survivor Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;
(k)	Immediately after the Effective Time, Survivor Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(l)	The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(m)	The Declaration of Trust permit Trust to vary its shareholders’ investment; Trust will not have a fixed pool of assets; and each series thereof (including the Survivor Fund) will be a managed portfolio of securities, and Adviser will have the authority to buy and sell securities for the Survivor Fund;
(n)	Survivor Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Target Fund immediately prior to the Reorganization. For purposes of this representation, amounts paid by Target Fund to dissenters, amounts used by Target Fund to pay Target Fund’s Reorganization expenses, amounts paid by Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except redemptions in the ordinary course of Target Fund’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act and distributions and dividends declared and paid in order to ensure the Target Fund’s continuing qualification as a regulated investment company and avoid the imposition of fund-level tax) made by Target Fund immediately preceding the Reorganization will be included as assets of Target Fund held immediately prior to the Reorganization;
(o)	Survivor Fund has no plan or intention to reacquire any of Survivor Fund Shares issued in the Reorganization, except in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act;
(p)	Survivor Fund is in the same line of business as Target Fund preceding the Reorganization for purposes of Treasury Regulations section 1.368-1(d)(2). Following the Reorganization, Survivor Fund will continue such line of business or use a significant portion of Target Fund’s portfolio assets in a business, and Survivor Fund has no plan or intention to change such line of business. Survivor Fund did not enter into any line of business as part of the plan of reorganization. At the Closing, at least 33 1/3% of Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund. Survivor Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization;
(q)	To the best of the knowledge of Survivor Fund’s management, (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders’ ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;
(r)	There is no plan or intention for Survivor Fund or any person related (as defined in Treasury Regulations section 1.368-1(e)(4)) to Survivor Fund, to acquire or redeem any of the Survivor Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by Survivor Fund in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act; and
(s)	There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.3        Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund, respectively, hereby further covenant as follows:

(a)	No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for (1) Trust’s filing with the Commission of a combined Prospectus/Proxy Statement on Form N-14 relating to the Survivor Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“N-14”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
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(b)	The fair market value of the Survivor Fund Shares each Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;
(c)	The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(d)	The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Survivor Fund and those to which the Assets are subject;
(e)	None of the compensation received by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Survivor Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and
(f)	No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by Survivor Fund, Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Survivor Fund Shares will be transferred to Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4.        COVENANTS

4.1        Trust covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2        Trust covenants to prepare the N-14 in compliance with applicable federal and state securities laws.

4.3        Trust covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) Trust, on Survivor Fund’s behalf, title to and possession of all the Assets, and (b) Trust, on Target Fund’s behalf, title to and possession of the Survivor Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4        Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Survivor Fund’s operations after the Effective Time.

4.5        Subject to this Agreement, Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.        CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1        This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Fund;

5.2        All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit Trust to carry out the transactions contemplated hereby. The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3        At the Effective Time, no action, suit, or other proceeding shall be pending (or, to Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

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5.4        Prior to the Closing, Target Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to Target Fund Shareholders all of Target Fund’s Trust taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward).

5.5        At any time before the Closing, Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2 and 5.4) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Fund’s shareholders’ interests.

5.6        That Target Fund shall have received in form reasonably satisfactory to Target Fund and dated the date of the Closing, an opinion of counsel (which opinion will be subject to certain customary qualifications and limitations) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) Survivor Fund’s acquisition of the Assets in exchange solely for Survivor Fund Shares and its assumption of the Liabilities, followed by the Target Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Fund Shares in liquidation of the Target Fund, should qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Target Fund and Survivor Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032(a) of the Code, no gain or loss will be recognized by Survivor Fund upon the receipt of the Assets of the Target Fund solely in exchange for the Survivor Fund Shares and the assumption by Survivor Fund of the Liabilities of the Target Fund; (iii) under Section 361 of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund’s Assets to Survivor Fund solely in exchange for Survivor Fund Shares and the assumption by Survivor Fund of the Liabilities of the Target Fund or upon the distribution (whether actual or constructive) of Survivor Fund Shares to the Shareholders in exchange for their Target Fund shares; (iv) under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders upon the exchange of their Target Fund shares for Survivor Fund Shares in liquidation of the Target Fund pursuant to the Reorganization; (v) under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Survivor Fund Shares received by each shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Target Fund Shares held by such shareholder immediately prior to the Reorganization; (vi) under Section 1223(1) of the Code, the holding period of the Survivor Fund Shares received by each shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization); (vii) under Section 362(b) of the Code, the adjusted basis of the Target Fund’s Assets acquired by Survivor Fund will be the same as the adjusted basis of such assets to the Target Fund immediately prior to the Reorganization; (viii) under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of Survivor Fund will include the period during which those assets were held by the Target Fund; and (ix) Survivor Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. The opinion will be based on factual certifications made by officers of the Target Fund and Survivor Fund, and on customary assumptions.

Notwithstanding the foregoing, the opinion may state that no opinion is expressed regarding: (i) whether Survivor Fund or the Target Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses, except in relation to the qualification of the transfer of the Target Fund’s Assets to Survivor Fund as a reorganization under Section 368(a)(1) of the Code; (iii) whether any federal income tax will imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Target Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Target Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Target Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization.

6.        EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Adviser shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund’s prospectus supplements and the N-14, and printing and distributing Survivor Fund’s prospectus and the N-14, (2) legal and accounting fees, (3) transfer taxes for foreign securities and (4) any and all incremental Blue Sky fees. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.

7.        ENTIRE AGREEMENT; NO SURVIVAL

Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund, has not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

A-8

8.        TERMINATION

This Agreement may be terminated at any time at or before the Closing with respect to the applicable Reorganization by resolution of either the Board, on behalf of the Target Fund, or the Board, on behalf of the Survivor Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Survivor Fund, respectively. Any such termination resolution will be effective when made.

9.        AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund.

10.        SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.        MISCELLANEOUS

11.1        This Agreement shall be governed by and construed in accordance with Delaware Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2        Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or Trust other than Trust, on Survivor Fund’s behalf, or Trust, on Target Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3        Notice is hereby given that this instrument is executed and delivered on behalf of Trust’s directors solely in their capacities as directors, and not individually, and that Trust’s obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Fund (“Fund’s Property”) and not Trust’s property attributable to and held for the benefit of any other series thereof. Trust, in asserting any rights or claims under this Agreement on its or a Fund’s behalf, shall look only to the corresponding Fund’s Property in settlement of those rights or claims and not to the property of any other series of Trust or to those directors, officers, or shareholders.

11.4        This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Trust, on behalf of Target Fund, and Trust on behalf of Survivor Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Follow]

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST, on behalf of DEER PARK TOTAL RETURN CREDIT FUND

By: Andrew Rogers

President, Trustee and Principal Executive Officer

NORTHERN LIGHTS FUND TRUST, on behalf of SANDALWOOD OPPORTUNITY FUND

By: Andrew Rogers

President, Trustee and Principal Executive Officer

Solely with respect to Paragraph 6 herein.

PRINCETON FUND ADVISORS, LLC

By: [NAME]

[TITLE]

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EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the fiscal years ended September 30 has been derived from the Funds’ financial statements, which have been audited by RSM US LLP, independent registered public accounting firm. It is an integral part of the Funds’ audited financial statements included in the Funds’ Annual Report to members and incorporated by reference into the Statement of Additional Information.

B-1

Sandalwood Opportunity Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Period Ended
Class A	September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013 (1)
Net asset value, beginning of period	$ 9.44		$ 10.75		$ 10.70		$ 10.00
Activity from investment operations:
Net investment income (2)	0.43		0.28		0.28		0.22
Net realized and unrealized gain (loss) on investments	(1.96)		(0.96)		0.43		0.70
Total from investment operations	(1.53)		(0.68)		0.71		0.92

Less distributions from:
Net investment income	-		(0.15)		(0.38)		(0.22)
Net realized gains	-		-		(0.07)		-
Return of capital	(0.62)		(0.48)		(0.21)		-
Total distributions	(0.62)		(0.63)		(0.66)		(0.22)

Net asset value, end of period	$ 7.29		$ 9.44		$ 10.75		$ 10.70

Total return (3)	(16.67)%		(6.51)%		6.76%		9.17%	(6)

Net assets, at end of period (000s)	$ 1,582		$ 14,017		$ 49,485		$ 25,607

Ratio of gross expenses to average net assets (4)	3.98%	(9)	3.35%	(8)	3.18%	(7)	3.57%	(5)
Ratio of net expenses to average net assets	3.51%	(9)	3.15%	(8)	2.99%	(7)	2.95%	(5)
Ratio of net investment income to average net assets	5.04%	(9)	2.74%	(8)	2.58%	(7)	2.39%	(5)
Portfolio Turnover Rate	75%		177%		197%		87%	(6)

(1)	The Sandalwood Opportunity Fund Class A shares commenced operations on November 29, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized.
(6)	Not annualized.
(7)	Includes 0.04% for the year ended September 30, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser.
(8)	Includes 0.20% for the year ended September 30, 2015 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.
(9)	Includes 0.56% for the year ended September 30, 2016 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.
B-2

Sandalwood Opportunity Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Period Ended
Class C	September 30, 2016		September 30, 2015		September 30, 2014 (1)
Net asset value, beginning of period	$ 9.57		$ 10.90		$ 10.84
Activity from investment operations:
Net investment income (2)	0.08		0.23		0.18
Net realized and unrealized gain (loss) on investments	(1.69)		(1.00)		0.24
Total from investment operations	(1.61)		(0.77)		0.42

Less distributions from:
Net investment income	-		(0.13)		(0.08)
Net realized gains	-		-		(0.07)
Return of capital	(0.56)		(0.43)		(0.21)
Total distributions	(0.56)		(0.56)		(0.36)

Net asset value, end of period	$ 7.40		$ 9.57		$ 10.90

Total return (3)	(17.29)%		(7.15)%		3.21%	(6)

Net assets, at end of period (000s)	$ 2,242		$ 5,666		$ 2,373

Ratio of gross expenses to average net assets (4)	4.73%	(9)	4.21%	(8)	3.96%	(5)(7)
Ratio of net expenses to average net assets	4.26%	(9)	3.90%	(8)	3.74%	(5)(7)

Ratio of net investment income
to average net assets	0.97%	(9)	2.24%	(8)	2.95%	(5)(7)

Portfolio Turnover Rate	75%		177%		197%	(6)

(1)	The Sandalwood Opportunity Fund Class C shares commenced operations on February 11, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized.
(6)	Not annualized.
(7)	Includes 0.04% for the year ended September 30, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser.
(8)	Includes 0.20% for the year ended September 30, 2015 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.
(9)	Includes 0.56% for the year ended September 30, 2016 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.
B-3

Sandalwood Opportunity Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Period Ended
Class I	September 30, 2016		September 30, 2015		September 30, 2014		September 30, 2013 (1)
Net asset value, beginning of period	$ 9.45		$ 10.76		$ 10.71		$ 10.00
Activity from investment operations:
Net investment income (2)	0.29		0.31		0.31		0.24
Net realized and unrealized gain (loss) on investments
	(1.80)		(0.96)		0.42		0.70
Total from investment operations	(1.51)		(0.65)		0.73		0.94

Less distributions from:
Net investment income	-		(0.16)		(0.40)		(0.23)
Net realized gains	-		-		(0.07)		-
Return of capital	(0.65)		(0.50)		(0.21)		-
Total distributions	(0.65)		(0.66)		(0.68)		(0.23)

Net asset value, end of period	$ 7.29		$ 9.45		$ 10.76		$ 10.71

Total return (3)	(16.47)%		(6.20)%		7.00%		9.41%	(6)

Net assets, at end of period (000s)	$ 13,297		$ 135,027		$ 204,020		$ 33,657

Ratio of gross expenses to average net assets (4)	3.73%	(9)	3.13%	(8)	2.96%	(7)	3.32%	(5)
Ratio of net expenses to average net assets	3.26%	(9)	2.90%	(8)	2.74%	(7)	2.70%	(5)
Ratio of net investment income to average net assets	3.23%	(9)	3.05%	(8)	2.85%	(7)	2.66%	(5)
Portfolio Turnover Rate	75%		177%		197%		87%	(6)

(1)	The Sandalwood Opportunity Fund Class I shares commenced operations on November 29, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized.
(6)	Not annualized.
(7)	Includes 0.04% for the year ended September 30, 2014 attributed to margin expense on short sales, which is not subject to waiver by the Adviser.
(8)	Includes 0.20% for the year ended September 30, 2015 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.
(9)	Includes 0.56% for the year ended September 30, 2016 attributed to line of credit fees and margin expense on short sales, which are not subject to waiver by the Adviser.

B-4

Deer Park Total Return Credit Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Class A	Class I
	Period Ended	Period Ended
	September 30, 2016 (1)	September 30, 2016 (1)
Net asset value, beginning of period	$ 10.00	$ 10.00

Activity from investment operations:
Net investment income (2)	0.44	0.49
Net realized and unrealized
gain on investments	0.64	0.62
Total from investment operations	1.08	1.11

Less distributions from:
Net investment income	(0.34)	(0.35)
Return of capital	(0.10)	(0.11)
Total distributions	(0.44)	(0.46)

Net asset value, end of period	$ 10.64	$ 10.65

Total return (3)(6)	10.97%	11.32%

Net assets, at end of period (000s)	$ 14,493	$ 33,655

Ratio of gross expenses to average
net assets (4)(5)	3.25%	3.00%
Ratio of net expenses to average
net assets (5)	2.24%	1.99%
Ratio of net investment income (5)
to average net assets	4.82%	5.07%

Portfolio Turnover Rate (6)	28%	28%

(1)	The Deer Park Total Return Credit Fund Class A and Class I shares commenced operations on October 16, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(5)	Annualized.
(6)	Not annualized.

B-5

STATEMENT OF ADDITIONAL INFORMATION

March 3, 2017

SANDALWOOD OPPORTUNITY FUND

Class A shares: SANAX

Class C Shares: SANCX

Class I shares: SANIX

AND

DEER PARK TOTAL RETURN CREDIT FUND

Class A shares: DPFAX

Class I shares: DPFNX

Class C Shares: DPFCX

each a series of Northern Lights Fund Trust.

17605 Wright Street

Omaha, Nebraska 68130

1-800-287- 9820

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated March 3, 2017 (the “Combined Prospectus/Proxy Statement”) for the Survivor Fund and the Target Fund, each a class (herein referred to as “series”) of Northern Lights Fund Trust. (the “Corporation”). Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by writing to the Princeton Funds c/o Gemini Fund Services, LLC, Suite 2, 17605 Wright Street, Omaha, Nebraska 68130 or by calling 1-888-868-9501. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Proxy Statement. As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report. Requests should be directed to the Princeton Funds c/o Gemini Fund Services, LLC, Suite 2, 17605 Wright Street, Omaha, Nebraska 68130 or by calling
1-888-868-9501.

C-1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	4

C-2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Trust, is contained in and incorporated by reference to the Survivor Fund’s Statement of Additional Information dated January 30, 2017 and the Target Fund’s Statement of Additional Information dated January 30, 2017, respectively, as each may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for each of the Target Fund and the Survivor Fund is contained in the Target Fund’s and Survivor Fund’s Annual Report for the fiscal year ended September 30, 2016 and are incorporated in this Statement of Additional Information by reference. No other parts of the Target Fund’s or Survivor Fund’s Annual Report are incorporated by reference in this Statement of Additional Information.

C-3

Pro Forma Financial Information

(Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of September 30, 2016, using the fees and expenses information as shown in the Proxy Statement/Prospectus. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual and semi-annual shareholder reports.

C-4

PRO-FORMA PORTFOLIO OF INVESTMENTS (Unaudited)

September 30, 2016

	Deer Park Principal ($)	Sandalwood Principal ($)	Combination Principal ($)	Adjustment	Pro Forma	Deer Park Value	Sandalwood Value	Combination Value	Adjustment	Pro Forma
ASSET BACKED SECURITY - 0.8%
Countrywide Alt. Loan Trust 2006-36T2, 1.425% due 12/25/36 (Cost $578,479)	-	886,580	886,580	-	886,580	$ -	$499,277	$499,277	$ -	$499,277
ALTERNATIVE-A/PRIME RESIDENTIAL MORTGAGE BACKED SECURITIES - 15.4%
Alternative Loan Trust 2005-36, 2.817% due 8/25/2035	446,982	-	446,982	-	446,982	161,491	-	161,491	-	161,491
American Home Mortgage Investment Trust 2006-3, 0.755% due 12/25/2046	1,430,234	-	1,430,234	-	1,430,234	725,845	-	725,845	-	725,845
Banc of America Funding 2004-C Trust, 3.082% due 12/20/2034	78,641	-	78,641	-	78,641	71,204	-	71,204	-	71,204
Banc of America Funding 2005-F Trust, 0.842% due 9/20/2035	140,191	-	140,191	-	140,191	97,233	-	97,233	-	97,233
Bayview Financial Mortgage Pass-Through Trust 2005-C, 1.724% due 6/28/2044	1,500,000	-	1,500,000	-	1,500,000	1,061,058	-	1,061,058	-	1,061,058
Bayview Commercial Asset Trust 2007-6, 2.025% due 12/25/2037, 144A (b)	2,000,000	-	2,000,000	-	2,000,000	1,187,071	-	1,187,071	-	1,187,071
Bear Stearns Asset Backed Securities Trust 2004-SD1, 6.000% due 12/25/2042	153,323	-	153,323	-	153,323	134,394	-	134,394	-	134,394
Bear Stearns ARM Trust 2002-1, 3.890% due 8/25/2024	71,836	-	71,836	-	71,836	65,936	-	65,936	-	65,936
Bear Stearns Asset Backed Securities Trust 2003-AC4, 5.658% due 9/25/2033	167,499	-	167,499	-	167,499	164,663	-	164,663	-	164,663
CHL Mortgage Pass-Through Trust 2004-2, 2.751% due 3/25/2034	136,112	-	136,112	-	136,112	76,616	-	76,616	-	76,616
CHL Mortgage Pass-Through Trust 2005-11, 0.795% due 4/25/2035	108,673	-	108,673	-	108,673	86,052	-	86,052	-	86,052
Citicorp Mortgage Securities Trust Series 2006-4, 6.000% due 8/25/2036	323,309	-	323,309	-	323,309	287,934	-	287,934	-	287,934
Credit Suisse First Boston Mortgage Securities Corp., 5.697% due 5/25/2033	217,118	-	217,118	-	217,118	178,531	-	178,531	-	178,531
DSLA Mortgage Loan Trust 2004-AR3, 1.631% due 7/19/2044	49,722	-	49,722	-	49,722	44,068	-	44,068	-	44,068
GSAA Trust, 1.725% due 6/25/2035	2,926,000	-	2,926,000	-	2,926,000	1,515,165	-	1,515,165	-	1,515,165
GSR Mortgage Loan Trust 2006-AR2, 2.896% due 4/25/2036	54,094	-	54,094	-	54,094	47,815	-	47,815	-	47,815
Impac CMB Trust Series 2005-2, 1.290% due 4/25/2035	208,734	-	208,734	-	208,734	161,562	-	161,562	-	161,562
Impac CMB Trust Series 2005-3, 1.125% due 8/25/2035	188,825	-	188,825	-	188,825	138,155	-	138,155	-	138,155
IndyMac INDX Mortgage Loan Trust 2004-AR5, 1.425% due 8/25/2034	498,102	-	498,102	-	498,102	7,575	-	7,575	-	7,575
JP Morgan Mortgage Trust 2005-A1, 3.031% due 2/25/2035	668,333	-	668,333	-	668,333	520,198	-	520,198	-	520,198
MASTR Alternative Loan Trust 2006-2, 0.875% due 3/25/2036	508,304	-	508,304	-	508,304	102,648	-	102,648	-	102,648
Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3, 3.595% due 9/25/2037	790,931	-	790,931	-	790,931	584,179	-	584,179	-	584,179
Merrill Lynch Mortgage Investors Trust Series MLMI 2004-A1, 2.828% due 2/25/2034	155,664	-	155,664	-	155,664	124,713	-	124,713	-	124,713
Prime Mortgage Trust 2006-CL1, 1.005% due 2/25/2035	695,000	-	695,000	-	695,000	373,062	-	373,062	-	373,062
RAAC Series 2004-SP3 Trust, 2.375% due 9/25/2034	325,067	-	325,067	-	325,067	214,052	-	214,052	-	214,052
RALI Series 2007-QH7 Trust, 0.795% due 8/25/2037	3,627,073	-	3,627,073	-	3,627,073	1,135,024	-	1,135,024	-	1,135,024
RFSC Series 2001-RM2 Trust, 2.942% due 6/25/2031	76,906	-	76,906	-	76,906	67,038	-	67,038	-	67,038
Sequoia Mortgage Trust 9, 1.657% due 9/20/2032	604,796	-	604,796	-	604,796	491,225	-	491,225	-	491,225
WaMu Mortgage Pass-Through Certificates Series 2002-AR6 Trust, 1.837% due 6/25/2042	-	-	-		-	-	-	-		-
Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS1 Trust, 5.159% due 2/25/2018	67,293	-	67,293	-	67,293	66,227	-	66,227	-	66,227
Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS1 Trust, 5.159% due 2/25/2018	20,706	-	20,706	-	20,706	20,199	-	20,199	-	20,199
Wells Fargo Mortgage Backed Securities 2004-C Trust, 3.180% due 4/25/2034	373,754	-	373,754	-	373,754	189,456	-	189,456	-	189,456
TOTAL ALTERNATIVE-A/PRIME RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $9,829,148)						10,100,389	-	10,100,389		10,100,389
C-5

COMMERCIAL MORTGAGE BACKED SECURITIES - 10.1%
Bayview Commercial Asset Trust 2005-2, 1.135% due 8/25/2035, 144A (b)	343,211	-	343,211	-	343,211	277,986	-	277,986	-	277,986
Bayview Commercial Asset Trust 2005-2, 1.005% due 8/25/2035, 144A (b)	705,471	-	705,471	-	705,471	576,378	-	576,378	-	576,378
Bayview Commercial Asset Trust 2006-2, 0.945% due 7/25/2036, 144A (b)	803,419	-	803,419	-	803,419	656,769	-	656,769	-	656,769
Bayview Commercial Asset Trust 2007-2, 0.845% due 7/25/2037, 144A (b)	859,498	-	859,498	-	859,498	716,636	-	716,636	-	716,636
Bayview Commercial Asset Trust 2008-1, 2.025% due 1/25/2038, 144A (b)	750,000	-	750,000	-	750,000	623,179	-	623,179	-	623,179
Bayview Commercial Mortgage Pass-Through Trust 2006-SP1, 2.775% due 4/25/2036, 144A (b)	2,000,000	-	2,000,000	-	2,000,000	1,142,999	-	1,142,999	-	1,142,999
Bayview Commercial Mortgage Pass-Through Trust 2006-SP1, 1.625% due 4/25/2036, 144A (b)	1,700,000	-	1,700,000	-	1,700,000	1,266,234	-	1,266,234	-	1,266,234
Credit Suisse First Boston Mortgage Securities Corp., 5.351% due 8/15/38, 144A	-	279	279	(279)	-	-	279	279	(279)	-
JP Morgan Chase Commercial Mortgage Securities Trust 2004-LN2, 5.565% due 7/15/2041	1,500,000	-	1,500,000	-	1,500,000	138,891	-	138,891	-	138,891
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, 6.116% due 4/17/2045	2,200,000	-	2,200,000	-	2,200,000	316,196	-	316,196	-	316,196
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7, 6.116% due 4/17/2045	1,500,000	-	1,500,000	-	1,500,000	131,441	-	131,441	-	131,441
Prime Mortgage Trust 2006-CL1, 0.853% due 2/25/35	-	992,000	992,000	-	992,000	-	615,271	615,271	-	615,271
WaMu Mortgage Pass-Through Certificates Series 2003-AR1 Trust, 2.482% due 3/25/33	-	176,770	176,770	(176,770)	-	-	134,633	134,633	-	134,633
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $6,250,431)						5,846,709	750,183	6,596,892		6,596,613
CORPORATE BOND - 5.3%
FINANCIAL – 1.7%
Ocwen Financial Corp. 6.625% due 5/15/2019 (Cost $1,114,371)	1,250,000	-	1,250,000	-	1,250,000	1,115,625	-	1,115,625	-	1,115,625
CABLE/SATELLITE TV - 1.2%
Altice Luxembourg SA, 7.625% due 2/15/2025, 144A	-	750,000	750,000	(750,000)	-	-	771,562	771,562	(771,562)	-
MACHINERY - CONSTRUCTION & MINING - 0.2%
Vander Intermediate Holding Corp., 9.750% due 2/1/19, 144A	-	263,125	263,125	(263,125)	-	-	138,798	138,798	(138,798)	-
METAL - COPPER - 0.0%
Cobre Del Mayo SA de CV, 8.750% due 11/15/21, 144A	-	87,265	87,265	-	87,265	-	-	-	-	-
RETAIL - MAJOR DEPARTMENT STORES - 1.0%
Neiman Marcus Group LTD LLC., 8.000% due 10/15/2021, 144A	-	750,000	750,000	(750,000)	-	-	630,000	630,000	(630,000)	-
TELEPHONE - INTEGRATED - 1.2%
Frontier Communications Corp., 11.000% due 9/15/2025	-	750,000	750,000	(750,000)	-	-	785,625	785,625	(785,625)	-
TOTAL CORPORATE BONDS & NOTES (Cost $3,684,317)						1,115,625	2,325,985	3,441,610		1,115,625
HOME EQUITY BACKED SECURITY - 0.5%
CDC Mortgage Capital Trust 2004-HE-1, 2.253% due 6/25/34, (Cost $328,881)	-	387,647	387,647	-	387,647	$ -	349,691	349,691	$ -	349,691
MANUFACTURED HOUSING - 1.2%
Conseco Financial Corp., 6.970% due 5/15/2029 (Cost $713,918)	867,836	-	867,836	-	867,836	751,833	-	751,833	-	751,833
SECOND LIEN MORTGAGE BACKED SECURITIES - 1.0%
Irwin Home Equity Loan Trust 2006-1, 0.735% due 9/25/2035, 144A (b)	227,373	-	227,373	-	227,373	208,357	-	208,357	-	208,357
Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-S1, 1.145% due 1/25/2036, 144A (b)	456,949	-	456,949	-	456,949	435,281	-	435,281	-	435,281
TOTAL SECOND LIEN MORTGAGE BACKED SECURITIES - (Cost $610,982 )						643,638	-	643,638		643,638
C-6

SUBPRIME RESIDENTIAL MORTGAGE BACKED SECURITIES - 42.9%
ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 3.900% due 4/25/2034	245,351	-	245,351	-	245,351	212,018	-	212,018	-	212,018
ACE Securities Corp Home Equity Loan Trust Series 2005-WF1, 4.025% due 5/25/2035	645,534	-	645,534	-	645,534	432,278	-	432,278	-	432,278
Asset-Backed Pass-Through Certificates Series 2002-3, 3.750% due 8/25/2032	2,036,510	-	2,036,510	-	2,036,510	1,039,992	-	1,039,992	-	1,039,992
Asset-Backed Pass-Through Certificates Series 2004-R12, 2.205% due 1/25/2035	2,199,781	-	2,199,781	-	2,199,781	1,203,269	-	1,203,269	-	1,203,269
Bear Stearns Asset Backed Securities Trust 2005-HE4, 2.400% due 4/25/2035	1,369,491	-	1,369,491	-	1,369,491	1,076,594	-	1,076,594	-	1,076,594
Carrington Mortgage Loan Trust Series 2004-NC1, 2.850% due 5/25/2034	714,748	-	714,748	-	714,748	569,416	-	569,416	-	569,416
CDC Mortgage Capital Trust 2003-HE2, 3.375% due 10/25/2033	108,218	-	108,218	-	108,218	93,389	-	93,389	-	93,389
CDC Mortgage Capital Trust 2004-HE3, 2.324% due 11/25/2034	1,273,737	-	1,273,737	-	1,273,737	1,151,766	-	1,151,766	-	1,151,766
Centex Home Equity Loan Trust 2002-C, 1.675% due 9/25/2032	723,316	-	723,316	-	723,316	435,676	-	435,676	-	435,676
Centex Home Equity Loan Trust 2004-B, 2.100% due 3/25/2034	550,856	-	550,856	-	550,856	398,786	-	398,786	-	398,786
Centex Home Equity Loan Trust 2004-D, 1.525% due 9/25/2034	222,288	-	222,288	-	222,288	181,319	-	181,319	-	181,319
Centex Home Equity Loan Trust 2005-A, 1.455% due 1/25/2035	811,945	-	811,945	-	811,945	433,126	-	433,126	-	433,126
Chase Funding Trust Series 2003-3, 4.885% due 5/25/2032	164,664	-	164,664	-	164,664	117,793	-	117,793	-	117,793
Citigroup Global Markets Mortgage Securities VII, Inc., 5.025% due 4/25/2033	13,514	-	13,514	-	13,514	13,481	-	13,481	-	13,481
Citigroup Mortgage Loan Trust, Inc., 1.620% due 2/25/2035	749,493	-	749,493	-	749,493	546,480	-	546,480	-	546,480
Countrywide Asset-Backed Certificates, 3.075% due 4/25/2033	142,732	-	142,732	-	142,732	123,803	-	123,803	-	123,803
Countrywide Asset-Backed Certificates, 2.325% due 5/25/2033	12,048	-	12,048	-	12,048	10,654	-	10,654	-	10,654
Countrywide Asset-Backed Certificates, 2.625% due 8/25/2033	459,690	-	459,690	-	459,690	405,119	-	405,119	-	405,119
Countrywide Asset-Backed Certificates, 2.475% due 2/25/2034	263,366	-	263,366	-	263,366	253,463	-	253,463	-	253,463
Countrywide Asset-Backed Certificates, 4.875% due 10/25/2034	289,274	-	289,274	-	289,274	51,553	-	51,553	-	51,553
Credit-Based Asset Servicing and Securitization LLC., 2.475% due 4/25/2032	928,113	-	928,113	-	928,113	765,991	-	765,991	-	765,991
Credit-Based Asset Servicing and Securitization LLC., 1.225% due 5/25/2036, 144A (b)	2,920,000	-	2,920,000	-	2,920,000	2,185,661	-	2,185,661	-	2,185,661
Credit Suisse First Boston Mortgage Securities Corp., 2.525% due 2/25/2035	869,381	-	869,381	-	869,381	802,009	-	802,009	-	802,009
CWABS Asset-Backed Certificates Trust 2004-5, 3.525% due 4/25/2034	67,485	-	67,485	-	67,485	65,635	-	65,635	-	65,635
CWABS Asset-Backed Certificates Trust 2005-1, 5.148% due 7/25/2035	441,912	-	441,912	-	441,912	306,710	-	306,710	-	306,710
CWABS Asset-Backed Certificates Trust 2005-4, 4.969% due 7/25/2035	783,000	-	783,000	-	783,000	218,532	-	218,532	-	218,532
EMC Mortgage Loan Trust 2002-A, 3.075% due 5/25/2039, 144A (b)	1,007,443	-	1,007,443	-	1,007,443	592,892	-	592,892	-	592,892
FBR Securitization Trust, 1.199% due 10/25/2035	281,641	-	281,641	-	281,641	141,082	-	141,082	-	141,082
Fremont Home Loan Trust 2004-C, 2.250% due 8/25/2034	805,785	-	805,785	-	805,785	696,381	-	696,381	-	696,381
GE Capital Mortgage Services Inc 1999-HE2 Trust, 7.905% due 6/25/2029	484,672	-	484,672	-	484,672	195,266	-	195,266	-	195,266
GSAMP Trust 2004-OPT, 3.074% due 11/25/2034	173,476	-	173,476	-	173,476	102,353	-	102,353	-	102,353
Home Equity Asset Trust, 3.075% due 3/25/2033	237,122	-	237,122	-	237,122	189,231	-	189,231	-	189,231
Home Equity Asset Trust, 4.025% due 3/25/2034	637,829	-	637,829	-	637,829	541,810	-	541,810	-	541,810
Home Equity Asset Trust, 3.125% due 8/25/2034	673,629	-	673,629	-	673,629	730,351	-	730,351	-	730,351
Home Equity Asset Trust, 2.025% due 3/25/2035	770,660	-	770,660	-	770,660	589,871	-	589,871	-	589,871
Home Equity Loan Trust 2003-HS2, 4.370% due 7/25/2033	74,739	-	74,739	-	74,739	74,662	-	74,662	-	74,662
IMC Home Equity Loan Trust 1998-5, 6.560% due 12/20/2029	19,674	-	19,674	-	19,674	20,151	-	20,151	-	20,151
Long Beach Mortgage Loan Trust 2001-2, 3.450% due 7/25/2031	271,105	-	271,105	-	271,105	261,213	-	261,213	-	261,213
Morgan Stanley ABS Capital I Inc Trust 2003-NC7, 6.150% due 6/25/2033	360,192	-	360,192	-	360,192	355,080	-	355,080	-	355,080
Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 6.150% due 9/25/2033	239,388	-	239,388	-	239,388	204,566	-	204,566	-	204,566
Morgan Stanley ABS Capital I Inc Trust 2004-HE4, 3.675% due 5/25/2034	863,837	-	863,837	-	863,837	810,659	-	810,659	-	810,659
C-7

Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 3.225% due 9/25/2034	66,316	-	66,316	-	66,316	57,273	-	57,273	-	57,273
Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 2.475% due 9/25/2034	386,909	-	386,909	-	386,909	344,559	-	344,559	-	344,559
Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 2.100% due 11/25/2034	1,660,846	-	1,660,846	-	1,660,846	1,128,613	-	1,128,613	-	1,128,613
Morgan Stanley ABS Capital I Inc Trust 2005-HE1, 1.830% due 12/25/2034	1,376,891	-	1,376,891	-	1,376,891	1,069,447	-	1,069,447	-	1,069,447
Morgan Stanley ABS Capital I Inc Trust 2004-NC7, 2.250% due 7/25/2034	69,292	-	69,292	-	69,292	62,191	-	62,191	-	62,191
Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 1.620% due 1/25/2035	344,199	-	344,199	-	344,199	242,716	-	242,716	-	242,716
Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1.949% due 1/25/2035	1,350,834	-	1,350,834	-	1,350,834	843,350	-	843,350	-	843,350
New Century Home Equity Loan Trust 2004-1, 2.850% due 5/25/2034	662,772	-	662,772	-	662,772	564,849	-	564,849	-	564,849
NovaStar Mortgage Funding Trust Series 2003-4, 2.884% due 2/25/2034		-	-		-		-	-		-
Provident Bank Home Equity Loan Trust 1999-3, 1.365% due 1/25/2031	274,598	-	274,598	-	274,598	234,196	-	234,196	-	234,196
RASC Series 2004-KS6 Trust, 5.285% due 7/25/2034	1,341,430	-	1,341,430	-	1,341,430	926,657	-	926,657	-	926,657
SASCO Mortgage Loan Trust 2004-GEL2, 4.965% due 5/25/2034	719,805	-	719,805	-	719,805	585,828	-	585,828	-	585,828
SASCO Mortgage Loan Trust 2004-GEL2, 4.965% due 5/25/2034	186,834	-	186,834	-	186,834	167,410	-	167,410	-	167,410
Saxon Asset Securities Trust 2003-3, 3.449% due 3/25/2033	783,300	-	783,300	-	783,300	669,260	-	669,260	-	669,260
Securitized Asset Backed Receivables LLC Trust 2004-NC1, 2.700% due 2/25/2034	361,654	-	361,654	-	361,654	335,463	-	335,463	-	335,463
Securitized Asset Backed Receivables LLC Trust 2005-FR3, 1.500% due 4/25/2035	269,872	-	269,872	-	269,872	179,287	-	179,287	-	179,287
Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 3.075% due 2/25/2035	163,096	-	163,096	-	163,096	114,259	-	114,259	-	114,259
Structured Asset Investment Loan Trust 2003-BC2, 1.905% due 4/25/2033	62,980	-	62,980	-	62,980	53,788	-	53,788	-	53,788
Structured Asset Investment Loan Trust 2003-BC4, 5.400% due 6/25/2033	145,759	-	145,759	-	145,759	114,859	-	114,859	-	114,859
Structured Asset Investment Loan Trust 2003-BC8, 3.150% due 8/25/2033	150,033	-	150,033	-	150,033	130,758	-	130,758	-	130,758
Structured Asset Investment Loan Trust 2004-8, 1.455% due 9/25/2034	170,553	-	170,553	-	170,553	154,494	-	154,494	-	154,494
Terwin Mortgage Trust 2007-QHL1, 1.953% due 10/25/2038, 144A (b)	260,000	-	260,000	-	260,000	128,949	-	128,949	-	128,949
Truman Capital Mortgage Loan Trust, 3.275% due 1/25/2034, 144A (b)	1,420,629	-	1,420,629	-	1,420,629	1,311,004	-	1,311,004	-	1,311,004
TOTAL SUBPRIME RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $26,809,697)						28,019,291	-	28,019,291		28,019,291
SHORT-TERM INVESTMENT - 23.1%
MONEY MARKET FUND - 23.1%
Goldman Sachs Financial Square Funds - Government Fund	3,484,520	11,595,477	15,079,997	-	15,079,997	$ 3,484,520	$ 11,595,477	$ 15,079,997	$2,326,264	$17,406,261
Government Fund, to yield 0.29% * (Cost $15,079,996)
TOTAL INVESTMENTS - 100.3% (Cost $63,885,851) (a)						$49,962,005	$15,520,613	$65,482,618		$65,482,618
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%						(1,813,614)	1,600,177	(213,437)		(213,437)
NET ASSETS - 100.0%						$48,148,391	$17,120,790	$65,269,181		$65,269,181

Please see accompanying notes to pro forma financial statements.

C-8

PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES

September 30, 2016

	Deer Park Total Return Credit Fund	Sandalwood Opportunity Fund		Pro Forma Total
ASSETS
Investment in securities (identified cost $48,214,216 & $15,641,635), at fair value	$49,962,005	$15,520,613		$65,482,618
Receivable for securities sold	244,171	-		244,171
Interest receivable	89,277	67,080		156,357
Segregated cash at broker	-	1,643,891		1,643,891
Receivable for Fund shares sold	-	715		715
Prepaid expenses and other assets	34,734	41,145		75,879
TOTAL ASSETS	50,330,187	17,273,444		67,603,631

LIABILITIES
Payable for investments purchased	2,102,699	-		2,102,699
Payable for Fund shares redeemed	1,661	26,811		28,472
Investment advisory fees payable, net	29,446	71,665		101,111
Payable to related parties	7,013	9,226		16,239
Distribution (12b-1) fees payable	2,994	2,205		5,199
Accrued expenses and other liabilities	37,983	42,747		80,730
TOTAL LIABILITIES	2,181,796	152,654		2,334,450
NET ASSETS	$48,148,391	$17,120,790		$65,269,181

Net Assets Consist Of:
Paid in capital	$46,402,110	$44,548,993		$90,951,103
Accumulated net investment loss	-	(1,350,279)		(1,350,279)
Accumulated net realized loss from security transactions and swap contracts	(1,508)	(25,926,902)		(25,928,410)
Net unrealized appreciation of investments	1,747,789	(151,022)		1,596,767
NET ASSETS	$48,148,391	$17,120,790		$65,269,181

			Pro Forma Adjustments
Net Asset Value Per Share:
Class A Shares:
Net Assets	$14,493,101	$1,582,055		$16,075,156
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,362,154	217,003	(68,334)	1,510,823
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.64	$7.29		$10.64
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$11.29	$7.74		$11.29

Class I Shares:
Net Assets	$33,655,290	$13,297,220		$46,952,510
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,161,209	1,824,505	(577,028)	4,408,686
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.65	$7.29		$10.65

Class C Shares:
Net Assets	$-	$2,241,515		$2,241,515
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	-	302,833	(92,144)	210,689
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$-	$7.40		$10.64

Please see accompanying notes to pro forma financial statements.

Costs of the reorganization are estimated to be approximately $15,000 and will be borne by Princeton Fund Advisors, LLC.

C-9

PRO-FORMA STATEMENT OF OPERATIONS

For the Period Ended September 30, 2016*

	Deer Park Total Return Credit Fund	Sandalwood Opportunity Fund	Grand Total	Pro-Forma Adjustments**	Pro Forma Total after Adjustments
INVESTMENT INCOME
Interest income	$1,750,484	$ 4,619,641	$6,370,125	$-	$6,370,125
Dividend income	-	90,344	90,344	-	$90,344
TOTAL INVESTMENT INCOME	1,750,484	4,709,985	6,460,469	-	6,460,469
EXPENSES
Investment advisory fees	465,802	1,830,782	2,296,584	(1,082,184)	1,214,400
Distribution (12b-1) Fees:		-	-	-	-
Class A	24,873	15,867	40,740	-	40,740
Class C	-	38,579	38,579	-	38,579
Short sale interest expense	-	290,738	290,738	(290,738)	-
Professional fees	76,520	107,976	184,496	(107,976)	76,520
Interest expense	-	103,113	103,113	(103,113)	-
Registration fees	56,592	50,142	106,734	(50,142)	56,592
Accounting services fees	32,995	45,750	78,745	(12,745)	66,000
Administrative services fees	27,140	51,090	78,230	(33,630)	44,600
Printing and postage expenses	19,137	31,219	50,356	(28,356)	22,000
Compliance officer fees	16,450	28,389	44,839	(31,219)	13,620
Non 12b-1 shareholder servicing	16,173	25,622	41,795	(21,000)	20,795
Transfer agent fees	12,806	41,039	53,845	(35,845)	18,000
Trustees fees and expenses	10,226	15,831	26,057	(15,831)	10,226
Custodian fees	6,700	31,794	38,494	(26,494)	12,000
Insurance expense	715	5,801	6,516	(4,016)	2,500
Other expenses	3,709	1,736	5,445	(1,736)	3,709
TOTAL EXPENSES	769,838	2,715,468	3,485,306	(1,845,025)	1,640,281

Less: Fees waived by the Adviser	(246,743)	(338,804)	(585,547)	427,663	(157,884)

NET EXPENSES	523,095	2,376,664	2,899,759	(1,417,362)	1,482,397
NET INVESTMENT INCOME	1,227,389	2,333,321	3,560,710	1,417,362	4,978,072
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	16,073	(26,133,491)	(26,117,418)	-	(26,117,418)
Swap contracts	-	693,358	693,358	-	693,358
Securities sold short	-	(69,886)	(69,886)	-	(69,886)
Net change in unrealized appreciation on investments, swap contracts and securities sold short	1,747,789	10,290,552	12,038,341	-	12,038,341
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,763,862	(15,219,467)	(13,455,605)	-	(13,455,605)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,991,251	$(12,886,146)	$(9,894,895)	$1,417,362	$ (8,477,533)

Please see accompanying notes to pro forma financial statements.

* The Deer Park Total Return Credit Fund commenced operations on October 16, 2015. Information presented for the Sandalwood Opportunity Fund is also for the period from October 16, 2015 through September 30, 2016. Accordingly, information for the Sandalwood Opportunity Fund does not match the information found in the Fund’s annual report for the year ended September 30, 2016 because the Fund was operational for the entire fiscal year ended September 30, 2016.

** Please see Note 3 below for additional information related to the pro forma expense adjustments.

C-10

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred as of and for the period ended September 30, 2016. The pro forma adjustments to the Schedule of Investments reflect the sale of four securities held by the Target Fund as of September 30, 2016. The sale of these four securities resulted in a capital loss of $199,819. The Adviser has estimated that the transaction costs associated with the sale of such securities was approximately $14,000. The total costs of the Reorganization do not reflect these approximate transactional costs.

Target Fund	Survivor Fund
Sandalwood Opportunity Fund	Deer Park Total Return Credit Fund

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The pro forma financial information has been adjusted to reflect the assumption that the Target Fund distributes its undistributed net investment income to its shareholders prior to the Reorganization. The Target Fund shareholders would have received approximately 1,606,815 shares of the Survivor Fund had the Reorganization occurred on September 30, 2016.

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with accounting principles generally accepted in the United States of America, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As of Date
Sandalwood Opportunity Fund (Target Fund)	$17,120,790	September 30, 2016
Deer Park Total Return Credit Fund (Survivor Fund)	$48,148,391	September 30, 2016
Deer Park Total Return Credit Fund (Pro Forma Survivor Fund)	$65,269,181	September 30, 2016

Note 3 — Pro Forma Adjustments

Pro forma adjustments to the combined schedule of investments reflect the expected disposition of certain securities in the Target Fund’s portfolio. Pro forma adjustments to the Statement of Assets and Liabilities reflect the difference between the total combined amount of shares for each class of the Target Fund and Survivor Fund and the total amount of shares for each class of the post-merger Survivor Fund. The difference in the total is reflected as a negative amount for each share class as the net asset value per share of the Survivor Fund was greater than the net asset value per share of the Target Fund. Pro forma expense adjustments to short sales interest expense and interest expense are due to the elimination of such expenses as the Survivor Fund does not engage in investment activities that generate those expenses. Pro forma adjustment to Non 12b-1 shareholder servicing expense reflect the different shareholder servicing arrangements that each of the Target Fund and Survivor Fund have in place. Pro forma adjustment to the management fee reflects the application of the Survivor Fund’s lower management fee against the pro forma assets of the Survivor Fund post-merger. All other pro forma adjustments reflect changes pursuant to economies of scale savings and/or the elimination of redundant fees or expenses.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

Note 4 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 5 — Capital Loss Carryforwards

At September 30, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. For net capital losses arising in taxable years beginning after December 22, 2010, a Fund will generally be able to carry-forward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses. The Funds had loss carryforwards as follows:

Target Fund – Sandalwood Opportunity Fund:     Short-Term Loss - $(1,882,945)

Long-Term Loss - $(366,032)

Total Loss - $(2,248,977)

Survivor Fund – Deer Park Total Return Credit Fund: None

C-11